                                                                   EXHIBIT 4.21

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED WITHOUT THE DELIVERY OF A FINAL PROSPECTUS          +
+SUPPLEMENT AND ACCOMPANYING PROSPECTUS. THIS PROSPECTUS SUPPLEMENT AND THE    +
+ACCOMPANYING PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE          +
+SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE          +
+SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              SUBJECT TO COMPLETION, DATED SEPTEMBER 9, 1996

PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED          , 1996

                                 $

                         FIRST CHICAGO MASTER TRUST II

          FLOATING RATE ASSET BACKED CERTIFICATES SERIES 1996-Q
                     FCC NATIONAL BANK, SELLER AND SERVICER

Each of the Floating Rate Asset Backed Certificates Series 1996-Q (the "Class
A Certificates") offered hereby will evidence an undivided interest in the
First Chicago Master Trust II (the "Trust") created pursuant to a Pooling and Servicing Agreement between FCC National Bank, as seller and servicer (the "Bank"), and Norwest Bank Minnesota, National Association, as trustee. The
Trust assets include receivables (the "Receivables") generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts and will include the benefits of funds, if any, on deposit in the Cash Collateral Account, all as more fully described herein. Certain assets of the Trust will be allocated to the holders of the Class A
Certificates (the "Class A Certificateholders"), including the right to receive a varying percentage of each month's collections with respect to the Receivables. In addition, the Collateral Interest Series 1996-Q (the
"Collateral Interest" and, together with the Class A Certificates, the "Certificates") evidencing an undivided interest in the Trust will be issued in
the initial amount of $             and will be subordinated to the Class
A Certificates as described
                                               (Continued on the following page)

THE CLASS A CERTIFICATES REPRESENT INTERESTS IN THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE BANK OR ANY AFFILIATE THEREOF EXCEPT TO THE LIMITED EXTENT DESCRIBED HEREIN. NEITHER THE CLASS A CERTIFICATES, THE UNDERLYING ACCOUNTS, THE RECEIVABLES NOR ANY COLLECTIONS THEREON ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

- --------------------------------------------------------------------------------

                                              Price to  Underwriting Proceeds to
                                              Public(1)   Discount   Bank(1)(2)
  Per Class A Certificate....................
  Total......................................

- --------------------------------------------------------------------------------
(1) Plus accrued interest, if any, at the Certificate Rate from         , 1996.
(2) Before deducting expenses payable by the Bank estimated to be $        .

The Class A Certificates are offered subject to receipt and acceptance by the Underwriters, to prior sale and to the Underwriters' right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the Class A Certificates will be made in book-entry form only through the facilities of The Depository Trust Company, Cedel
Bank, societe anonyme and the Euroclear System on or about      , 1996.

One or more affiliates of the Bank may from time to time purchase or acquire a position in the Class A Certificates and may, at its option, hold or resell such Class A Certificates. First Chicago Capital Markets, Inc. ("FCCM"), an affiliate of the Bank, expects to offer and sell previously issued Class A Certificates in the course of its business as a broker-dealer. FCCM may act as a principal or agent in such transactions. The accompanying Prospectus and this Prospectus Supplement may be used by FCCM in connection with such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.

                                 [UNDERWRITERS]

The date of this Prospectus Supplement is     , 1996.

(Continued from previous page)

herein. Only the Class A Certificates are being offered hereby. The Cash
Collateral Account, in an initial amount of $      , will provide additional
credit support for the Class A Certificates and will be available to make distributions to the Class A Certificateholders as described herein. The Bank owns the remaining interest in the Trust not allocable to the Class A Certificates, the Collateral Interest or previously issued Series. From time to time, the Bank may offer other Series which evidence undivided interests in the Trust by exchanging a portion of its interest in the Trust. Interest will
accrue on the Class A Certificates from            , 1996 through           ,
1996, from            , 1996 through           , 1996 and with respect to each
Interest Period thereafter at      % per annum above the London interbank
offered quotations for one-month United States dollar deposits ("LIBOR") prevailing on the related LIBOR Determination Date (as defined herein). Interest with respect to the Class A Certificates is payable on the 15th day of each month (or, if such day is not a business day, the next succeeding
business day) (each, a "Distribution Date"), commencing with the         1996
Distribution Date. Principal with respect to the Class A Certificates is
payable on each Distribution Date beginning with the           Distribution
Date (or sooner under certain limited circumstances described herein).

                               ----------------

  IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE CLASS A CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                               ----------------

  The Class A Certificates offered hereby constitute a separate Series of Certificates being offered by the Seller from time to time pursuant to its
Prospectus dated             , 1996. This Prospectus Supplement does not
contain complete information about the offering of the Class A Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Class A Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

  The following summaries are qualified in their entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and the accompanying Prospectus. Certain capitalized terms which are used herein are defined elsewhere in this Prospectus Supplement and the accompanying Prospectus. See "Index of Terms for Prospectus Supplement" and "Index of Terms for Prospectus." Unless the context otherwise requires, certain capitalized terms, when used herein, relate only to the Class A Certificates and the Collateral Interest. Other Series issued pursuant to other similar prospectuses or disclosure documents may also use such capitalized terms in such prospectuses or documents. However, in such cases, reference to such terms, unless the context otherwise requires, is made only in the context of the issuance of such other Series.

                            SUMMARY OF SERIES TERMS

 Trust.................   First Chicago Master Trust II.

 Title of Security.....
                          Floating Rate Asset Backed Certificates Series
                           1996-^Q (the "Class A Certificates").

 Initial Invested         $     .
  Amount...............

 Class A Initial
  Invested Amount......
                          $     .

 Collateral Initial
  Invested Amount......
                          $     .

 Class A Certificate      LIBOR plus    % per annum.
  Rate.................

 Distribution Dates....   The fifteenth day of each month (or, if such
                           day is not a business day, the next succeeding
                           business day), commencing         , 1996.

 Expected Initial
  Principal Payment
  Date.................
                                  ,     .

 Controlled
  Amortization Amount..
                          $      .

 Class A Expected
  Final Distribution
  Date.................           ,     .

                                  , 1996.
 Series Q Closing
  Date............

 Series Termination               ,     .
  Date.................

                          SUMMARY OF SERIES PROVISIONS

 Issuer................
                          The Class A Certificates and the Collateral
                           Interest (collectively, the "Certificates") each represent an undivided interest in the Trust. As used herein, the term "Series 1996- ^Q" refers to the Class A Certificates and the Collateral Interest, and the term "Certificateholders" refers to holders of the Class A Certificates and the holder of the Collateral Interest, while the term "Series" refers to any Series issued by the Trust, including Series 1996-Q. Only the Class A Certificates are being offered hereby.

 Seller................   FCC National Bank (the "Bank"), a national bank
                           and a wholly-owned subsidiary of First Chicago NBD Corporation ("First Chicago NBD"), is the transferor of ownership interests in certain receivables and the originator of the Trust. The Bank is referred to herein as the "Seller."

 Trustee...............   Norwest Bank Minnesota, National Association
                           (the "Trustee").

 The Accounts and the
  Receivables..........

                          The aggregate amount of Receivables in the
                           Accounts as of the end of the August 1996 Due Period was $16,049,493,739, of which $15,719,769,777 were Principal Receivables and $329,723,962 were Finance Charge Receivables (including those for the related Due Period as well as unpaid Finance Charge Receivables for previous Due Periods). Certain Interchange attributable to cardholder charges for merchandise and services will be treated as Finance Charge Receivables for purposes of the Series 1996-^Q Supplement. See "The Bank's Credit Card Business--Interchange" in the Prospectus.

                          The ^ periodic charge currently assessed
                           (computed on either a monthly or daily basis), when applicable, on all Principal Receivables may be a fixed rate (currently, 19.8% per annum on most fixed rate Accounts) or a variable rate (currently equal on a per annum basis to the prime rate as published from time to time in The Wall Street Journal plus a spread which varies from program to program and generally ranges from 6.9% to ^ 12.9%). In addition, ^ certain recently opened Accounts, for an initial period (generally ranging from 6 to 15 months), may be assessed a fixed periodic charge (generally, 6.9% or 9.9% per annum) for purchases, which periodic rate will then convert after such initial period into a variable rate. See "The Accounts--Billing and Payments" herein and in the Prospectus. As of the end of the July 1996 Due Period, the Receivables assessed a fixed ^ periodic charge and a variable ^ periodic charge as a percentage of the total Receivables balance of the Accounts were approximately 6.35% and 93.65%, respectively.

 Class A Certificates..
                          The Class A Certificates will be issued in
                           book-entry form only, in the Initial Class A
                           Invested Amount, on the Series ^Q Closing Date and will initially be represented by Class A Certificates registered in the name of Cede. A Certificate Owner will not be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Certificates are issued under the limited circumstances described in the Prospectus. See "Description of the Certificates and the Agreement--Definitive Certificates" in the Prospectus. In such event, interests in the Class A Certificates will be available in denominations of $1,000 and in integral multiples thereof. All references herein to Class A
                           Certificateholders shall refer to Certificate Owners, except as otherwise specified herein. The Trust's assets will be allocated to either the interest of the Class A
                           Certificateholders, the interest of the holder of the Collateral Interest (the "Collateral Interest Holder"), the interest of the holders of other outstanding Series or the interest of the Seller (the last being referred to as the "First Chicago Interest"). Each Class A Certificate offered hereby evidences an undivided interest in the Trust assets allocated to the Class A Certificateholders, and represents the right to receive from such Trust assets funds up to (but not in excess of) the amounts required to make payments of interest at the interest rate described on the cover hereof and under "Monthly Interest" below and payments of principal during the Controlled Amortization Period and Rapid Amortization Period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal balance of the Class A Certificates as provided below). See "Maturity and Principal Payment Considerations" herein and in the Prospectus.

                          The Class A Invested Amount will, except if
                           there are unreimbursed Class A Investor
                           Charge-Offs or if a Liquidation Event occurs, remain fixed at the Class A Initial Invested Amount during the Revolving Period and decline thereafter during any Controlled Amortization Period or Rapid Amortization Period as principal is paid on the Class A Certificates. The Class A Invested Amount is subject to reduction as a result of allocating Defaulted Receivables to the Class A Certificates when amounts available from Excess Spread, the Cash Collateral Account and collections of Principal Receivables allocable to the Collateral Interest ("Reallocated Principal Collections") have been exhausted and the Collateral Invested Amount has been reduced to zero.

                          The Collateral Interest will be issued on the
                           Series Q Closing Date to the Collateral
                           Interest Holder in the Collateral Initial
                           Invested Amount (the Collateral Initial
                           Invested Amount, together with the Class A
                           Initial Invested Amount, is referred to herein as the "Initial Invested Amount"). The amount of the Collateral Interest from time to time (the "Collateral Invested Amount" and, together with the Class A Invested Amount, the "Invested Amount") will form a portion of the Enhancement available to the Class A Certificateholders.

                          As of the end of the day on the September 1996
                           Distribution Date, the Trust has issued and outstanding the other Series identified in Annex I to this Prospectus Supplement.

                          The Class A Certificates, to the extent of the
                           Class A Invested Amount, will include the right to receive varying percentages of the collections of Finance Charge Receivables and Principal Receivables for each Due Period. Collections of Finance Charge Receivables and Defaulted Receivables will be allocated at all times to the Class A Certificateholders based on the Class A Floating Percentage of the Floating Allocation Percentage with respect to any Distribution Date. The "Class A Floating Percentage" for any Distribution Date is the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount for such Distribution Date and the denominator of which is the Invested Amount for such Distribution Date. The "Floating

                           Allocation Percentage" for any Distribution
                           Date is the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount for such Distribution Date, and the denominator of which is Aggregate Principal Receivables for the related Due Period. During the Revolving Period, collections of Principal Receivables will be allocated to the Class A Certificateholders, and generally paid to the Seller or, under certain circumstances, to the Collateral Interest Holder or to other Series, based on the Class A Principal Percentage of the Floating Allocation Percentage with respect to any Distribution Date. During the Controlled Amortization Period or Rapid Amortization Period, collections of Principal Receivables will be allocated to the Class A Certificateholders based on the Class A Principal Percentage of the Fixed Allocation Percentage. The "Class A Principal Percentage" for any Distribution Date (i) relating to the Revolving Period, is the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and
                           (ii) relating to the Controlled Amortization
                           Period or the Rapid Amortization Period, is the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period, and the denominator of which is the Invested Amount as of such day. The "Fixed Allocation Percentage" for any Distribution Date is the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period and the denominator of which is the greater of (a) Aggregate Principal Receivables for the Due Period related to the current Distribution Date and (b) the sum of the numerators used to calculate the Invested Percentages with respect to Principal Receivables for all Series outstanding for the current Distribution Date. The Class A Certificates will also be entitled to the benefit of the subordination of certain collections of Finance Charge Receivables and Principal Receivables allocated to the Collateral Interest as described herein. See "Description of the Class A Certificates and the Agreement--Allocation Percentages," "-- Allocation of Funds" and "--Liquidation Events" herein.

                          As of the end of the August 1996 Due Period,
                           Principal Receivables totaled $15,719,769,777 and upon issuance of the Certificates, the sum of the initial invested amounts (or full invested amount for the Series 1991-D Certificates) for all outstanding Series
                           issued by the Trust will be $              and
                           the aggregate current invested amount for all
                           outstanding Series will be $             . See
                           Annex I to this Prospectus Supplement for information regarding calculation of the numerator in respect of Principal Receivables for outstanding Series.

                          In addition to their rights to collections of
                           Finance Charge Receivables and Principal
                           Receivables allocated to the Class A Invested Amount, the Class A Certificates will also have the benefits of the funds, if any, available in the Cash Collateral Account as described herein. See "Description of the Class A Certificates and the Agreement--The Cash Collateral Account" and "--Application of Collections" herein.

                          The Class A Certificates represent undivided
                           interests in the Trust only and do not
                           represent interests in or obligations of the Seller or any affiliate thereof except to the limited extent described herein. Neither the Class A Certificates, the Accounts, the Receivables nor any collections thereon are insured or guaranteed by the Federal Deposit Insurance Corporation (the "FDIC") or any other governmental agency.

 Registration of Class
  A Certificates.......
                          The Class A Certificates will initially be
                           represented by one or more Class A
                           Certificates registered in the name of Cede & Co. ("Cede"), as the nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Class A Certificates will be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Certificates are issued under the limited circumstances described in the Prospectus. See "Description of the Certificates and the Agreement-- Definitive Certificates" in the Prospectus. Class A Certificateholders may elect to hold their Class A Certificates through DTC in the United States or, in Europe, through Cedel, societe anonyme ("Cedel") or the Euroclear System ("Euroclear"). Transfers will be made in accordance with the rules and operating procedures described in the Prospectus. See "Description of Certificates and the Agreement--Book-Entry Registration" in the Prospectus.

 Monthly Interest......
                          Interest at the applicable Class A Certificate
                           Rate on the Class A Certificates for each Interest Period will be distributed to Class A Certificateholders on each Distribution Date, in an amount equal to the product of (i)(a) the actual number of days in the related Interest Period divided by 360, times (b) the Class A Certificate Rate for the related Interest Period and (ii) the Class A Invested Amount as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Series Q Closing Date). Except as set forth on the cover page hereof with respect to the Interest Periods relating to the 1996 Distribution Date, an "Interest Period," with respect to any Distribution Date, will be the period from the previous Distribution Date through the day preceding such Distribution Date. Interest for any Distribution Date due but not paid on such Distribution Date will be due on the next succeeding Distribution Date together with additional interest on such amount at the applicable Class A Certificate Rate plus 2% per annum. Interest payments on the Class A Certificates will be derived from collections allocated to Finance Charge Receivables based on the Class A

                           Floating Percentage of the Floating Allocation Percentage with respect to a Due Period (as well as any available Excess Spread and Excess Finance Charge Collections) and, if necessary, withdrawals from the Cash Collateral Account and Reallocated Principal Collections.

 Revolving Period......
                          No principal will be payable to the Class A
                           Certificateholders until the Expected Initial Principal Payment Date or, upon the occurrence of a Liquidation Event as described herein, the first Distribution Date with respect to the Rapid Amortization Period. For each Due Period during the period from and including the Series Q Closing Date, up to and including the day prior to the day on which the Controlled Amortization Period or the Rapid Amortization Period commences (the "Revolving Period"), collections of Principal Receivables allocable to the Class A Certificateholders will, subject to certain limitations, be paid to the Seller, to the Collateral Interest Holder or to other Series. See "Description of the Class A Certificates and the Agreement-- Liquidation Events" for a discussion of the events which might lead to the termination of the Revolving Period prior to its scheduled ending date.

 Principal Payments;
  Certain Allocations..

                          Collections of Principal Receivables with
                           respect to any Due Period will be allocated to the Class A Invested Amount on the related Determination Date on the basis of the Class A Principal Percentage of the Invested Percentage for Series 1996-Q applicable to Principal Receivables for such Due Period. Under the Agreement, such collections for a Distribution Date will be paid (i) generally to the Seller, to the Collateral Interest Holder or to other Series, as described above, during the Revolving Period, (ii) to the Class A Certificateholders up to the Controlled Amount, and to the Seller, to the Collateral Interest Holder or to other Series to the extent that such collections of Principal Receivables exceed the Controlled Amount for the Distribution Date, during the Controlled Amortization Period, or (iii) to the Class A Certificateholders up to the Class A Invested Amount, during the Rapid Amortization Period.

                          Other Series offered by the Trust may or may
                           not have Amortization Periods like the
                           Controlled Amortization Period or the Rapid
                           Amortization Period for the Class A
                           Certificates, and such periods may have
                           different lengths and begin on different dates than such Controlled Amortization Period or Rapid Amortization Period. Thus, certain Series may be in their Revolving Periods, while others are in periods over which collections of Principal Receivables are distributed to or accumulated for the benefit of such Series. Under certain circumstances, one or more Series may be in their Amortization Periods or Accumulation Periods, while other Series are not. In addition, other Series may allocate Principal Receivables based upon different Invested Percentages. See "Description of the Certificates and the Agreement--Exchanges" in the Prospectus for a discussion of the potential terms of other Series. As of the date hereof, two series previously issued by the Trust are currently in their Amortization Periods.

 Principal Payments;
  Controlled
  Amortization Period..

                          Unless or until an event which causes the
                           Certificates to enter the Rapid Amortization
                           Period (a "Liquidation Event") has occurred,
                           commencing on the first day of the Due Period
                           relating to the              Distribution Date
                           (the "Controlled Amortization Date") and ending when the Invested Amount has been paid in full, when Series 1996-^Q terminates or upon the occurrence of a Liquidation Event (the "Controlled Amortization Period"), collections of Principal Receivables allocable to the Class A Certificates will be distributed monthly, in payment of principal of the Class A Certificates, as provided herein, on each Distribution Date beginning with the Distribution Date for the Due Period commencing on the Controlled Amortization Date. During such period, the amount of collections of Principal Receivables allocable to the Class A Certificates will equal the product of such collections and the Class A Principal Percentage of the Invested Percentage for Series 1996-^Q with respect to Principal Receivables and such collections will be paid to the Class A Certificateholders as principal, to the extent of the lesser of such product and the Controlled Amount.

 Principal Payments;
  Rapid Amortization
  Period...............
                          During the period beginning on the earlier of
                           the first day of the Due Period in which a Liquidation Event occurs or is deemed to occur and continuing to and including the earlier of
                           (a) the date on which the Invested Amount has been paid in full and (b) the date on which Series 1996-Q terminates (the "Rapid Amortization Period"), collections of Principal Receivables and certain other amounts allocable to the Class A Certificateholders will no longer be paid to the Seller, to the Collateral Interest Holder (except in certain cases when an Enhancement Surplus exists) or to other Series but instead will be distributed to the Class A Certificateholders monthly, in payment of principal on the Class A Certificates, on each Distribution Date beginning with the first Distribution Date related to such Rapid Amortization Period. See "Description of the Class A Certificates and the Agreement-- Liquidation Events" for a discussion of the events which might lead to the commencement of a Rapid Amortization Period.

 Excess Finance Charge
  Collections..........

                          To the extent that collections of Finance
                           Charge Receivables allocated to the
                           Certificates are not needed to make payments to Certificateholders or other payments required in respect of Series 1996-Q, such collections may be applied to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to certain other Series. In addition, certain collections of Finance Charge Receivables allocated to certain other Series, to the extent such collections are not needed to make payments required in respect of each such Series, may be applied to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to Series 1996-Q.

 Shared Collections of
  Principal
  Receivables..........

                          To the extent that collections of Principal
                           Receivables allocated to the Certificates are not needed to make payments to Certificateholders or other payments required in respect of Series 1996-Q, such collections may be applied to cover principal payments due to or for the benefit of other Series. Any such application of collections will not result in a reduction of the Invested Amount of the Certificates. In addition, certain collections of Principal Receivables allocated to certain other Series, to the extent such collections are not needed to make payments required in respect of each such Series, will be applied, if necessary, to cover principal payments due to Certificateholders of Series 1996-Q.

 Cash Collateral
  Account..............   The Certificates will have the benefit of an
                           account (the "Cash Collateral Account"), which will be held in the name of the Trustee for the benefit of the Certificateholders. The Cash Collateral Account will be funded on the Series Q Closing Date in the amount of
                           $          (the "Initial Cash Collateral
                           Amount"). Withdrawals will be made from the Cash Collateral Account, to the extent of available funds on deposit therein, to pay the Class A Required Amount. See "Description of the Class A Certificates and the Agreement-- Application of Collections." The amount of funds available on deposit in the Cash Collateral Account may be increased (i) under certain circumstances, and subject to certain conditions described herein, in connection with the application of collections of Principal Receivables to decrease the Collateral Invested Amount and (ii) to the extent Excess Spread and Excess Finance Charge Collections are required and available to be deposited therein as described herein. See "Description of the Class A Certificates and the Agreement--The Cash Collateral Account" herein.

                          If the Class A Investor Default Amount for any
                           Distribution Date cannot be covered out of excess collections of Finance Charge Receivables allocable to Series 1996-Q as described under "Description of the Class A Certificates and the Agreement--Application of Collections" herein, the Trustee will make a withdrawal from the Cash Collateral Account for any such deficiency up to the Available Cash Collateral Amount. If the Cash Collateral Account is exhausted, Reallocated Principal Collections will be applied to reduce any such deficiency. If such Reallocated Principal Collections are insufficient to fund any such deficiency, then the Collateral Invested Amount (to the extent not already reduced) will be reduced by the amount of such remaining deficiency. In the event that such reduction of the Collateral Invested Amount would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero and the Class A Invested Amount will be reduced by the amount of such remaining deficiency (a "Class A Investor Charge-Off"). Accordingly, in the event that the Cash Collateral Account is exhausted and the Collateral Invested Amount has been reduced to zero, and there is such a deficiency which has not been reimbursed, in future Due Periods interest paid to Class A Certificateholders and the amount of principal returned to Class A Certificateholders will be reduced. The "Class A Investor Default Amount" for any Due Period is the product of the Class A Floating Percentage for the related Distribution Date and the Investor Default Amount. The "Investor Default Amount" for any Due Period is the Floating Allocation Percentage for the related Distribution Date times the amount of Defaulted Receivables. Payment (made from the Cash Collateral Account or otherwise) with respect to a Class A Investor Default Amount will be treated in the same manner as collections allocable to Principal Receivables and generally will be,
                           (x) during the Revolving Period, paid to the Seller, to the Collateral Interest Holder or to other Series, and (y) during the Controlled Amortization Period or Rapid Amortization Period, paid to Class A Certificateholders (and, in certain circumstances during the Controlled Amortization Period, to the Collateral Interest Holder) until the Class A Invested Amount is paid in full. See "Description of the Class A Certificates and the Agreement--Application of Collections," "--Defaulted Receivables; Rebates and Fraudulent Charges" and "--Liquidation Events" herein.

 Amounts Available as
  Enhancement..........

                          The Cash Collateral Account and the Collateral
                           Interest constitute the Enhancement for Series 1996-Q. The amount of Enhancement available to the Class A Certificateholders for any Distribution Date will equal the lesser of (i) the sum of the Collateral Invested Amount and the amount, if any, on deposit in the Cash Collateral Account (such sum, the "Available Enhancement Amount") and (ii) the Required Enhancement Amount. The "Required Enhancement Amount" with respect to any Distribution Date means, subject to certain limitations more fully described herein, the greater of (i) the product of (a) the Invested Amount related to
                           such Distribution Date and (b)     % and (ii)
                           the sum of (A) $           and (B) the product
                           of (I) two and (II) the excess, if any, of
                           $         over the amount of funds on deposit
                           in the Cash Collateral Account with respect to such Distribution Date. With respect to any Distribution Date, if the Available Enhancement Amount is less than the Required Enhancement Amount, certain excess collections of Finance Charge Receivables allocable to Series 1996-Q will be deposited into the Cash Collateral Account to the extent of such shortfall. See "Description of the Class A Certificates and the Agreement--Application of Collections." On any Distribution Date, after taking into account all distributions, deposits and withdrawals to be made for such date, the Servicer will determine the amount by which the sum of the amount on deposit in the Cash Collateral Account and the Collateral Invested Amount (prior to distributions to the Collateral Interest Holder) exceeds the Required Enhancement Amount with respect to the next succeeding Distribution Date (such excess, the "Enhancement Surplus"). Collateral Monthly Principal up to such amount may be paid to the Collateral Interest Holder and will not be available to the Class A Certificateholders, thereby reducing the Collateral Invested Amount. See "Description of the Class A Certificates and the Agreement--The Cash Collateral Account" herein.

 Final Payment of
  Principal;
  Termination of the
  Trust................   The final distribution of principal and
                           interest on the Class A Certificates will be made no later than the Series Termination Date in the manner provided in "Description of the Class A Certificates and the Agreement--Final Payment of Principal; Termination of Trust" herein. After such date, neither the Trust nor the Seller will have any further obligation to pay principal or interest on the Class A Certificates.

                          The Class A Certificates will be subject to
                           optional repurchase by the Seller on any Distribution Date on or after which the Invested Amount of the Certificates is reduced to an amount less than or equal to 5% of the Initial Invested Amount, unless certain events of bankruptcy, insolvency or receivership have occurred with respect to the Seller. The repurchase price will be equal to the Invested Amount plus accrued and unpaid interest on the Certificates through the day preceding the Distribution Date on which the repurchase occurs. In any event, the final payment of principal on the Certificates will be no later than the Series Termination Date. See "Description of the Class A Certificates and the Agreement--Final Payment of Principal; Termination of Trust" herein.

 Servicing Fee.........   As servicing compensation from the Trust, the
                           Servicer receives a Servicing Fee payable from Interchange and from allocations of Finance Charge Receivables based upon the invested amounts, from time to time, of Series issued by the Trust, and from certain other amounts as described herein. See "Description of the Certificates and the Agreement--Servicing Compensation and Payment of Expenses" in the Prospectus and "Description of the Class A Certificates and Agreement--Servicing
                           Compensation and Payment of Expenses" herein.

 Tax Status............   Counsel is of the opinion that the Class A
                           Certificates will be characterized as debt for Federal income tax purposes. Under the Agreement, the Bank, the Class A Certificateholders and Certificate Owners will agree to treat the Class A Certificates as debt for Federal and state tax purposes. If the Class A Certificates are not characterized as debt, there may be adverse tax consequences for Certificateholders. See "Tax Matters" in the Prospectus for additional information concerning the application of Federal income tax laws and certain state tax laws.

 ERISA Considerations..   The acquisition and holding of Class A
                           Certificates by employee benefit plans and individual retirement accounts that are subject to the "prohibited transaction" rules of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Internal Revenue Code of 1986, as amended (the "Code"), may result in "prohibited transactions." Under the regulations issued by the Department of Labor, the Trust's assets would not be deemed "plan assets" of any employee benefit plan holding interests in the Class A Certificates if certain conditions are met, including that interests in the Class A Certificates be held by at least 100 persons upon completion of the public offering being made hereby. Based on information provided by the Under writers, the Bank will notify the Trustee as to whether or not the Class A Certificates will be held by at least 100 separately named persons at the conclusion of the offering, and it is anticipated that the other conditions of the regulations will be met. If the Trust's assets were deemed to be "plan assets" of such a plan, there is uncertainty as to whether existing exemptions from the "prohibited transaction" rules of ERISA would apply to all transactions involving the Trust's assets. Accordingly, employee benefit plans contemplating purchasing interests in Class A Certificates should consult their counsel before making a purchase. See "ERISA Considerations" in the Prospectus.

 Rating of the Class A
  Certificates.........
                          It is a condition to the issuance of the Class
                           A Certificates that they be rated in one of the two highest rating categories by at least one Rating Agency. The rating of the Class A Certificates is based primarily on the value of the Receivables, the Collateral Invested Amount and the amount to be deposited in the Cash Collateral Account. See "Risk Factors-- Rating of the Certificates" in the Prospectus.

                       THE BANK'S CREDIT CARD PORTFOLIO

GENERAL

  The interests in Receivables which the Seller has conveyed or will convey to the Trust pursuant to the Agreement are generated from transactions made by holders of certain Classic VISA and VISA Gold credit card accounts and certain Standard MasterCard and Gold MasterCard credit card accounts. These accounts were generated under the VISA or MasterCard International programs and were either originated by the Bank or FNBC, or purchased by the Bank or FNBC from other credit card issuers. Effective as of July 1, 1987, FNBC transferred its credit card operation and all its credit card accounts to the Bank, although FNBC retained ownership of all receivables comprising the existing balances in such accounts. Subsequently, such receivables also were transferred to the Bank. For a further description of the Bank's credit card business, see "The Bank's Credit Card Business" in the Prospectus.

LOSS AND DELINQUENCY EXPERIENCE

  The following tables set forth the loss and delinquency experience with respect to payments by cardholders for each of the periods shown for substantially all VISA and MasterCard consumer revolving credit card accounts owned at the dates indicated by the Bank (excluding certain accounts not originated by the Bank or FNBC) (the "Bank's Portfolio") during the periods shown. As of the end of the July 1996 Due Period, the Receivables in the Accounts represented substantially all Receivables in the Bank's Portfolio. There can be no assurance, however, that the loss and delinquency experience for the Receivables in the future will be similar to the historical experience set forth below for the Bank's Portfolio.

                   LOSS EXPERIENCE FOR THE BANK'S PORTFOLIO

                            SIX MONTHS ENDED
                                JUNE 30,                      YEAR ENDED DECEMBER 31,
                         ---------------------------     -----------------------------------
                            1996            1995            1995         1994        1993
                         -----------     -----------     -----------  ----------  ----------
                                               (DOLLARS IN THOUSANDS)
Average Receivables
 Outstanding(1)......... $15,581,908     $11,478,998     $12,625,398  $9,763,242  $7,862,277
Gross Charge-offs(2)....     513,460         286,291         645,417     451,094     365,376
Gross Charge-offs as a
 Percentage of Average
 Receivables
 Outstanding............        6.59%(3)        4.99%(3)        5.11%       4.62%       4.65%

- --------
(1) Average Receivables Outstanding is the arithmetic average of receivables outstanding during the period indicated.
(2) Gross Charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Receivables Outstanding due to fraud, returned goods or customer disputes.
(3) On an annualized basis.

  Charge-offs for the Bank's Portfolio measured as a percentage of average receivables outstanding increased during 1995 and 1996 due, in part, to certain strategies employed by the Bank to increase the cardholder base which the Bank believes, in turn, will result in the increase of overall revenues for the Bank's Portfolio in the future. In addition, during 1995 and 1996, consumer debt service burden and defaults increased as a result of the growing consumer debt levels coupled with stagnant real wage growth. The Bank believes that the current level of unemployment and personal bankruptcy filings make reductions in the loss rates unlikely in the immediate future and expects the trend in charge-offs to continue in the near term. The timing of the peak level of charge-offs is uncertain at this time. Losses are also affected by other factors including competitive behavior and social conditions. The loss rates for the Bank's Portfolio could increase in the future if economic conditions were to worsen and could continue to increase for several months even after such conditions begin to improve. The loss rates set forth above do not reflect the reversal of unpaid fees and finance charges at the time a charge-off occurs.

  The Bank has policies to allow delinquent accounts whose cardholders are making good faith efforts to repay overdue amounts to be deemed current ("reaged") provided certain conditions are satisfied. If an account is 90 days delinquent or greater, it qualifies for reaging treatment if the sum of the payments received during the preceding five months (or in certain circumstances the lesser of (a) five months or (b) the number of months since the account was last current) is generally equal to the sum of the three oldest minimum payments. The reaging process permits only one reaging of an account from 90 days delinquent or greater categories in a 12-month period. With respect to accounts that are 30 to 90 days delinquent, reaging treatment occurs pursuant to a process which uses criteria that are more liberal than the criteria described above. An account 30 to 90 days delinquent can be reaged so long as these criteria are met. The entire process is system controlled. In addition to automatic reaging, account closure and usage restrictions are system controlled. When an account is 30 days delinquent, charge privileges are suspended. Account closure occurs automatically when an account is 60 days delinquent. Reinstatement of closed accounts requires a full credit review; only a minimal number of closed accounts qualify for reinstatement. The Bank may terminate, alter or modify its reaging process at any time. Currently, the Bank is evaluating various collection strategies which, if implemented, would alter the reaging process for certain accounts. The delinquency information in the following tables reflects the application of the Bank's current reaging process.

                AVERAGE DELINQUENCIES FOR THE BANK'S PORTFOLIO

                              AVERAGE OF
                           SIX MONTHS ENDED                    AVERAGE OF TWELVE MONTHS ENDED DECEMBER 31,
                       ------------------------ --------------------------------------------------------------------------
                            JUNE 30, 1996                 1995                     1994                     1993
                       ------------------------ ------------------------ ------------------------ ------------------------
                       DELINQUENT               DELINQUENT               DELINQUENT               DELINQUENT
PAYMENT STATUS           AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)   AMOUNT   PERCENTAGE(1)
- --------------         ---------- ------------- ---------- ------------- ---------- ------------- ---------- -------------
                                                            (DOLLARS IN THOUSANDS)
30-59 days delin-
 quent...............   $250,871      1.61%      $189,476      1.50%      $138,280      1.41%      $112,934      1.44%
60-89 days delin-
 quent...............    119,897       .77         83,191       .66         57,419       .59         46,686       .59
90 days delinquent or
 more................    224,636      1.44        148,808      1.18        102,171      1.05         80,700      1.03
                        --------      ----       --------      ----       --------      ----       --------      ----
  Total..............   $595,404      3.82%      $421,475      3.34%      $297,870      3.05%      $240,320      3.06%
                        ========      ====       ========      ====       ========      ====       ========      ====

- --------
(1)The percentages are the result of dividing Delinquent Amount by Average Receivables Outstanding for the applicable period.

  Delinquencies as a percentage of average receivables outstanding reflect a pattern similar to loss rates as a result of the same factors discussed with respect to the table set forth above for Loss Experience for the Bank's Portfolio.

REVENUE EXPERIENCE

  The gross revenues from monthly periodic charges and fees billed to cardholders on the Bank's Portfolio for each of the three years in the period ended December 31, 1995, and the six months ended June 30, 1996 and 1995, respectively, are set forth in the following table.

  The historic gross revenue figures in the table are calculated on an as-billed basis and represent amounts billed to cardholders in each billing cycle before deduction of charge-offs, reductions due to fraud, returned goods and customer disputes or other expenses. Cash collections on receivables may not reflect the historical experience in the table. During periods of increasing delinquencies, billings of periodic charges and fees may exceed cash as amounts collected on credit card receivables lag behind amounts billed to cardholders. Conversely, as delinquencies decrease, cash may exceed billings of periodic charges and fees as amounts collected in a current period may include amounts billed during prior periods. However, the Bank believes that, during the periods shown, revenues on a billed basis closely approximated revenues on a cash basis. Revenues from periodic charges and fees on both a billed and a cash basis will be affected by numerous factors, including the periodic charges on principal receivables, the amount of the annual membership fees, the amount of other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic charges on purchases, fees and finance charges and changes in the delinquency rate on the Receivables. See "Risk Factors" in the Prospectus.

                  REVENUE EXPERIENCE FOR THE BANK'S PORTFOLIO

                             SIX MONTHS ENDED
                                 JUNE 30,                      YEAR ENDED DECEMBER 31,
                          ---------------------------     -----------------------------------
                             1996            1995            1995         1994        1993
                          -----------     -----------     -----------  ----------  ----------
                                                (DOLLARS IN THOUSANDS)
Average Receivables
 Outstanding(1).........  $15,581,908     $11,478,998     $12,625,398  $9,763,242  $7,862,277
Finance Charges and Fees
 Billed.................    1,253,029         967,180       2,066,872   1,601,164   1,316,326
Average Finance Charges
 and Fees Billed(2).....        16.08%(3)       16.85%(3)       16.37%      16.40%      16.74%

- --------
(1)Average Receivables Outstanding is the arithmetic average of receivables outstanding during the period indicated.
(2) Average Finance Charges and Fees Billed is the result of dividing Finance Charges and Fees Billed by Average Receivables Outstanding and does not include revenue attributable to Interchange.
(3) On an annualized basis.

  The revenues for the Bank's Portfolio shown in the Revenue Experience table are related to periodic charges and other fees billed to cardholders but do not include revenue attributable to Interchange. The revenues related to periodic charges and fees depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and paying off account balances over several months as opposed to convenience use, where the cardholders prefer instead to pay off their entire balance each month, thereby avoiding periodic charges on purchases, fees and finance charges. Revenues related to periodic charges and fees also depend on the types of charges and fees assessed by the Bank on the accounts. The Bank introduced a variable rate card in 1987. From 1989 through 1994, the Bank emphasized the origination of variable rate accounts and substantially all new accounts originated during that time were variable rate accounts. Depending upon fluctuations in interest rates, the variable rate periodic charge (which is based on the prime rate) assessed on variable rate accounts may change from month to month and could be less than the fixed charge applicable to most standard fixed rate accounts. Commencing in 1994, the Bank began offering certain new non-affinity accounts, for purchase transactions, a fixed rate periodic charge for an initial period (ranging from 6 to 15 months) which then converts into a variable rate. The initial fixed rate offered on such accounts is generally either 6.9% or 9.9% per annum, a rate which is substantially lower than that currently assessed on the variable rate accounts or the standard fixed rate accounts. The total yield on such accounts during the initial fixed rate period is therefore lower than that of a variable rate account or standard fixed rate account. As of the end of the July 1996 Due Period, Receivables assessed a variable periodic charge constituted approximately 93.65% of the total Receivables balance of Accounts in the Trust. Fluctuations in the prime interest rate and/or the continued use of the initial fixed/variable rate pricing for certain new accounts, may affect future revenue experience. Throughout the periods shown above, the Bank made certain changes in the charges and fees assessed on the accounts. In 1993, the Bank waived fees (including annual fees) and removed a minimum rate floor of 19.8% per annum or offered a lower rate on some cash advances for certain cardholders. In 1994 and 1995, the Bank continued to offer a lower rate and/or no cash advance fee on some cash advances and/or purchases for certain cardholders for limited periods of time. In addition, the Bank is currently waiving annual fees and offering a lower variable interest rate on certain selected accounts. Commencing in mid-1996, the Bank introduced certain other pricing changes including increased fees and performance-based pricing whereby certain delinquent accounts are assessed a higher variable periodic rate. Also in 1996, the Bank reduced the minimum monthly payment required of cardholders in those months when a fee is charged to their accounts. The Bank has no basis to predict how these changes and any future changes in the terms of accounts may affect the revenue for the Bank's Portfolio. See "The Accounts--Billing and Payments" herein.

INTERCHANGE

  Pursuant to the terms of the Series 1996-Q Supplement, the Seller will transfer to the Trust the Floating Allocation Percentage of Interchange attributable to cardholder charges for merchandise and services in the

Accounts. Interchange allocable to Series 1996-Q in an amount equal to 1/12 of
the product of     % per annum and the Invested Amount with respect to each Due
Period will be used exclusively to pay the Servicer part of its Monthly Servicing Fee. See "Description of the Class A Certificates and the Agreement-- Servicing Compensation and Payment of Expenses." Interchange in excess of the portion thereof required to be used exclusively to pay the Servicer part of such Monthly Servicing Fee will be included in Finance Charge Receivables pursuant to the Series 1996-Q Supplement for purposes of determining the amount of Finance Charge Receivables and allocating collections and payments to the Certificateholders. Interchange (including the portion used exclusively to pay the Servicer) will be included in Finance Charge Receivables for purposes of calculating the Portfolio Yield.

                                  THE ACCOUNTS

  The Receivables arising from the Accounts as of the end of the July 1996 Due Period totaled $15,845,746,184 and included $15,522,991,562 of Principal Receivables. The Accounts had an average Principal Receivables balance of $1,127 and an average credit limit of $7,291. The aggregate total Receivables balance as a percentage of the aggregate total credit limit was 15.78%.

  The Receivables arising from the Accounts as of the end of the August 1996 Due Period totaled $16,049,493,739 and included $15,719,769,777 of Principal Receivables.

  The following tables summarize the Accounts by various criteria as of the end of the July 1996 Due Period. Approximately 233,394 cardholder accounts included in the Accounts as of the end of the July 1996 Due Period are Classic VISA accounts with respect to which the cardholder has been upgraded to a VISA Gold account. The upgraded accounts generally have certain additional features, including higher credit limits, which are not generally included in the Classic VISA accounts. For some period of time (not exceeding three years), both accounts are active for a particular cardholder although the Classic VISA account is eventually closed. Upon any cardholder upgrade, the receivables balance in the Classic VISA account is transferred to the VISA Gold account (which account is considered to have the same account opening date as the Classic VISA account) and any new receivables created on the Classic VISA account are immediately transferred to the VISA Gold account. In addition, pursuant to the ordinary operating procedures of the Bank, accounts which expire and have no outstanding balance are not removed immediately from the Bank's Portfolio, but rather are removed periodically from the Bank's Portfolio and therefore may still be included as an Account for some period of time after expiration. As of the end of the July 1996 Due Period, approximately 673,957 expired accounts with a credit balance or no balance were included in the Accounts. Because the composition of the Accounts may change in the future, these tables are not necessarily indicative of the characteristics of the Trust at any time after the end of the July 1996 Due Period.

                COMPOSITION OF THE ACCOUNTS BY ACCOUNT BALANCES

                                         PERCENTAGE                  PERCENTAGE
                                          OF TOTAL                    OF TOTAL
                              NUMBER OF  NUMBER OF    RECEIVABLES    RECEIVABLES
       ACCOUNT BALANCE         ACCOUNTS   ACCOUNTS    OUTSTANDING    OUTSTANDING
       ---------------        ---------- ---------- ---------------  -----------
Credit Balance(1)............    158,581     1.15%  $   (26,028,596)     (.16)%
No Balance(2)................  6,118,824    44.43                 0       .00
$0.01 to $1,499.99...........  4,085,553    29.66     1,800,444,030     11.36
$1,500.00 to $2,999.99.......  1,269,998     9.22     2,822,252,410     17.81
$3,000.00 to $4,499.99.......    868,551     6.31     3,241,151,820     20.45
$4,500.00 to $9,999.99.......  1,226,428     8.90     7,471,202,405     47.15
$10,000 or more..............     45,212      .33       536,724,115      3.39
                              ----------   ------   ---------------    ------
  Total...................... 13,773,147   100.00%  $15,845,746,184    100.00 %
                              ==========   ======   ===============    ======

- --------
(1) Credit Balances are a result of cardholder payments and credit adjustments applied in excess of an Account's unpaid balance. Accounts currently with a credit balance are included, as Receivables may be generated with respect thereto in the future.
(2) Accounts currently with no balance are included, as Receivables may be generated with respect thereto in the future.

                    COMPOSITION OF ACCOUNTS BY CREDIT LIMIT

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
         CREDIT LIMIT           ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
         ------------          ---------- ---------- --------------- -----------
$0.01 to $1,499.99............    345,070     2.51%  $    85,051,314      .54%
$1,500.00 to $2,999.99........    437,395     3.18       507,332,780     3.20
$3,000.00 to $4,499.99........    785,453     5.70       982,309,314     6.20
$4,500.00 to $9,999.99........  8,847,015    64.23     9,875,108,396    62.32
$10,000 or more(1)............  3,358,214    24.38     4,395,944,380    27.74
                               ----------   ------   ---------------   ------
  Total....................... 13,773,147   100.00%  $15,845,746,184   100.00%
                               ==========   ======   ===============   ======

- --------

(1)Maximum current credit limit on an Account is $65,000.

                   COMPOSITION OF ACCOUNTS BY PAYMENT STATUS

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
        PAYMENT STATUS          ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
        --------------         ---------- ---------- --------------- -----------
Current(1).................... 13,546,513    98.36%  $15,041,173,947    94.92%
30-59 days delinquent.........    122,645      .89       393,894,036     2.49
60-89 days delinquent.........     40,201      .29       148,895,426      .94
90 days delinquent or more....     63,788      .46       261,782,775     1.65
                               ----------   ------   ---------------   ------
  Total....................... 13,773,147   100.00%  $15,845,746,184   100.00%

- --------
(1) Includes Accounts on which the minimum payment has not yet been received prior to the second billing date following the issuance of the related bill.

                         COMPOSITION OF ACCOUNTS BY AGE

                                          PERCENTAGE                 PERCENTAGE
                                           OF TOTAL                   OF TOTAL
                               NUMBER OF  NUMBER OF    RECEIVABLES   RECEIVABLES
             AGE                ACCOUNTS   ACCOUNTS    OUTSTANDING   OUTSTANDING
             ---               ---------- ---------- --------------- -----------
Not more than 6 months........    762,875     5.54%  $   520,005,832     3.28%
Over 6 months to 12 months....  1,436,282    10.43     1,798,809,493    11.35
Over 12 months to 24 months...  3,018,782    21.92     3,962,394,260    25.01
Over 24 months to 48 months...  3,885,168    28.21     4,157,312,795    26.24
Over 48 months................  4,670,040    33.90     5,407,223,804    34.12
                               ----------   ------   ---------------   ------
  Total....................... 13,773,147   100.00%  $15,845,746,184   100.00%

                     GEOGRAPHIC COMPOSITION OF THE ACCOUNTS

                                                          PERCENTAGE PERCENTAGE
                                                           OF TOTAL   OF TOTAL
                                                          NUMBER OF  RECEIVABLES
STATE                                                      ACCOUNTS  OUTSTANDING
- -----                                                     ---------- -----------
California...............................................    13.66%     16.69%
Illinois.................................................     7.18       7.83
New York.................................................     7.68       7.22
Texas....................................................     5.79       6.00
Florida..................................................     6.19       5.67
New Jersey...............................................     3.92       3.55
Pennsylvania.............................................     4.29       3.28
Ohio.....................................................     3.57       3.16
Colorado.................................................     2.47       3.13
Michigan.................................................     3.28       2.94
Washington...............................................     1.97       2.20
Virginia.................................................     2.08       2.15
Massachusetts............................................     2.46       2.11
Indiana..................................................     2.20       2.03
Minnesota................................................     2.45       1.84
Maryland.................................................     1.92       1.83
Missouri.................................................     2.05       1.83
Georgia..................................................     1.79       1.79
Tennessee................................................     1.81       1.79
North Carolina...........................................     1.81       1.75
Arizona..................................................     1.56       1.71
Oregon...................................................     1.44       1.63
Connecticut..............................................     1.28       1.18
Louisiana................................................     1.16       1.13
Alabama..................................................     1.08       1.10
Hawaii...................................................      .72       1.08
Iowa.....................................................     1.32       1.06
Oklahoma.................................................     1.11       1.02
All Other(1).............................................    11.76      11.30
                                                            ------     ------
   Total.................................................   100.00%    100.00%
                                                            ======     ======

- --------
(1)States and foreign countries with less than 1.00% of Total Receivables Outstanding.

BILLING AND PAYMENTS

  The credit card accounts owned by the Bank include accounts originated or purchased by the Bank or FNBC. These accounts have various billing and payment structures, including varying annual fees and periodic charges. The following is information on the current billing and payment characteristics of the Accounts.

  Monthly billing statements are sent by the Bank to cardholders. Currently, each month, a cardholder generally must make a minimum payment equal to the sum of: (i) 1/48 of the new balance (excluding any amount that is past due and any fees charged on the Account by the Bank), but not less than the greater of $10 or the amount of the finance charge (due to periodic rates billed to the Account for the billing period, plus (ii) any amount that is past due (unless its inclusion in the minimum payment is waived in accordance with the Servicer's guidelines), plus (iii) the amount of any fees charged to the Account. Commencing with a cardholder's billing date in September 1996, a cardholder generally will be required to make a minimum payment equal to the sum of: (i) 1/48 of the new balance (excluding any amount that is past due), but not less than the greater of $10 or the amount of the finance charge (due to periodic rates) billed to the Account for the billing period, plus (ii) any amount that is past due (unless its inclusion in the minimum payment is waived in accordance with the Servicer's guidelines).

  In either instance, balances under $10 must be paid in full. In addition, if the new balance in the Account less the minimum payment amount computed as described above exceeds the assigned credit limit, the difference between such amounts may be added to the required minimum payment shown on the monthly billing statement.

  Currently, a monthly periodic charge is assessed on the Accounts. The monthly periodic charge is calculated by multiplying the finance charge balance in an Account by the applicable monthly periodic rate. The finance charge balance is the average daily balance owing on the Account during the billing period including in its calculation any fees charged to the Account by the Bank and any billed but unpaid finance charge. Monthly periodic charges are not assessed on purchases, fees or finance charges if all balances shown on the billing statement are paid in full by the cardholder's payment due date shown on the cardholder's billing statement each month. Commencing with a cardholder's billing date in September 1996, a daily periodic charge will be assessed on the Accounts. Finance charges due to periodic rates for a billing cycle will be computed by applying the applicable daily periodic rates to the related daily balances and then adding the resulting sums for each day in the billing cycle. The daily periodic rates are determined by dividing the applicable annual percentage rates for such billing cycle by 365. The daily balances of purchases, advances, and fees and finance charges (on which finance charges at the applicable daily periodic rates are computed) are determined separately by taking the beginning balance of purchases, advances, or fees and finance charges, adding any new purchases, advances, or fees and finance charges that accrued or were posted that day, and subtracting any payments or credits applied that day to such purchases, advances, or fees and finance charges. Daily periodic charges are not assessed on purchases, finance charges and fees if all balances shown on the billing statement are paid in full by the cardholder's payment due date shown on the cardholder's billing statement each month.

  As of the end of the July 1996 Due Period, the Receivables assessed a fixed periodic rate and a variable periodic rate as a percentage of the total Receivables balance of the Accounts was approximately 6.35% and 93.65%, respectively. The current periodic rate assessed on Receivables arising in most standard fixed rate Accounts is 19.8% per annum, although certain fixed rate Accounts are assessed at lower rates. With respect to Receivables arising in the variable rate Accounts, the periodic rate assessed is equal on a per annum basis to the interest rate index plus a spread. With respect to the monthly periodic charge, the interest rate index is determined on each billing date based on the prime rate listed in the money rate section of The Wall Street Journal on the 15th day of the month (or if the 15th is a Saturday, Sunday or holiday, the next business day) immediately preceding the month in which the billing date occurs. With respect to daily periodic charges, the interest rate index is determined on each billing date based on the prime rate listed in the money rate section of The Wall Street Journal on the first day of the month in which the beginning date of the billing period occurs (or if that day is a Saturday, Sunday or holiday, the prior business day).

  The spread on variable rate Accounts ranges generally from 6.9% to 12.9% per annum. Commencing in 1994, the Bank began offering certain new non-affinity Accounts a fixed rate monthly periodic charge on purchases for an initial period (ranging from 6 to 15 months) which then converts into a variable rate. The initial fixed rate offered on such Accounts is generally either 6.9% or 9.9% per annum. Upon conversion to a variable rate, the periodic charge is computed as described above for variable rate Accounts.

  Commencing in 1996, the Bank will begin assessing certain delinquent Accounts a higher variable periodic rate equal to the greater of (i) the prime rate (as determined as described above) plus a spread of 12.9% or (ii)

19.8% per annum. If such an Account subsequently makes all required minimum payments for six consecutive billing periods, the variable periodic rate decreases to the prime rate plus a spread of 9.9% except that the periodic rate for cash advances will not be less than 19.8% per annum.

  By the terms of the most recent cardholder agreements governing the Accounts, the Bank may change the periodic rate at any time upon written notice to the cardholders. In addition, the cardholder agreements governing most standard fixed rate Accounts give cardholders the option of electing a variable periodic rate to be effective for transactions on or after the election is processed, equal on a per annum basis to the interest rate index plus 9.9% (with a minimum per annum rate of 19.8% for cash advances). Finally, the Bank, under limited circumstances, has offered to existing cardholders a variable periodic rate equal on a per annum basis to the interest rate index plus 4.9%.

  Since 1988, substantially all preapproved Accounts, which are not part of an affinity program, have not been assessed an annual membership fee; in addition, over the last few years, the Bank generally with respect to non-affinity Accounts has not assessed or has waived the annual fee for most other new Accounts and also has waived the annual fee for certain other selected Accounts. The annual membership fee when assessed on Accounts ranges generally from $12 to $100, in the case of certain affinity Accounts. Annual fees, to the extent assessed on the Accounts, will be included in the Receivables transferred to the Trust. The Bank may expand or discontinue the fee waiver program or institute other similar programs in the future.

  The Bank generally charges Accounts miscellaneous additional fees, including, effective with a cardholder's billing period commencing in September 1996: (i) a late fee not to exceed $20, if the Bank does not receive the required minimum monthly payment by the billing date immediately following the payment due date shown on the monthly billing statement; (ii) a returned payment check fee not to exceed $20, for each cardholder check received by the Bank and not paid by the cardholder's bank; (iii) an over-limit fee not to exceed $20, if the new balance of an Account (less new periodic charges and fees imposed on the current billing statement) exceeds the cardholder's stated credit limit on the billing date; (iv) a returned convenience check fee equal to $20, if a convenience check is returned unpaid because it exceeds a cardholder's available credit at the time it is presented to the Bank for payment or if the cardholder's account is delinquent at the time the convenience check is presented to the Bank for payment; and (v) a cash advance fee equal to 2.5% of the cash advance transaction amount (with a minimum fee of $2.50) for cash advances obtained from a financial institution or an automatic teller machine or for cash advances obtained by writing a check on an Account. Previously, the fees described in clauses (i), (ii), (iii) and
(iv) of the prior sentence were limited to no more than $15; cash advance fees, prior to September 1996, were equal to 2% of the cash advance transaction amount. From time to time, the Bank has waived, and may continue to waive, the cash advance fee for certain cash advance transactions including certain balance transfers. Any of the fees described herein may be waived or modified at any time. Currently, the above-described fees may not be charged on certain Accounts or may be charged at lower rates under certain circumstances. Certain of these fees assessed by various credit card issuers have been challenged in lawsuits. See "Risk Factors--Certain Legal Aspects" in the Prospectus.

  Commencing in 1993, the Bank waived fees and removed the minimum rate floor of 19.8% or offered a lower rate on some cash advances for certain cardholders. The Bank has offered and, in the future, may continue to offer a reduced rate for purchases and cash advances to certain accounts for a limited period of time. Commencing in 1994, the Bank also introduced an initial fixed rate/variable rate Account described above. The Bank may expand or discontinue any of these programs or institute other similar programs in the future.

                                  THE SELLER

  As of June 30, 1996, and based on the Consolidated Reports of Condition and Income (the "Call Report") of the Seller at such date, the Seller had total deposits of approximately $1.11 billion, total assets of approximately $10.56 billion, net income for the second quarter of 1996 of approximately $82 million and total equity capital of approximately $914 million. The Call Report is required to be prepared in accordance with regulatory accounting principles, which differ in some respects from generally accepted accounting principles.

                 MATURITY AND PRINCIPAL PAYMENT CONSIDERATIONS

  The Series 1996-Q Supplement provides that the Controlled Amortization Period will commence on the Controlled Amortization Date and that the Rapid Amortization Period will commence on the first day of the Due Period during which a Liquidation Event occurs or is deemed to occur. Although it is anticipated that principal payments will be made to the Class A Certificateholders in an amount equal to the Controlled Amortization Amount
beginning on the              Distribution Date, no assurance can be given in
that regard. Payments of Class A Monthly Principal are scheduled to be made to Class A Certificateholders on each Distribution Date during the Controlled Amortization Period, in an amount equal to the lesser of (a) the Controlled Amount and (b) an amount ("Class A Available Principal Collections") equal to the sum of (i) the Class A Principal Percentage of the Fixed Allocation Percentage of all collections of Principal Receivables in respect of the applicable Due Period, (ii) the amount of any Unallocated Principal Collections allocable to the Certificates on deposit in the Collection Account on such Distribution Date, (iii) the amount of certain collections of Principal Receivables otherwise allocable to other Series, to the extent such collections are not needed to make payments in respect of such other Series, and (iv) certain other amounts that are treated as Class A Available Principal Collections in accordance with the Series 1996-Q Supplement. Although the Seller expects that there will be sufficient funds on each Distribution Date of the Controlled Amortization Period to pay the Controlled Amount on such date, no assurance can be given in this regard. The actual rate of payment of principal will depend, among other factors, on the rate of repayment and the rate of default by cardholders.

  In the event of the occurrence of a Liquidation Event, the Rapid Amortization Period will begin on the first day of the Due Period in which such Liquidation Event occurs. During the Rapid Amortization Period, distributions of principal to Class A Certificateholders will not be subject to the Controlled Amount. In addition, principal payable to Class A Certificateholders on the Distribution Date following a sale, disposition or other liquidation of the Receivables (or interests therein) in the event of an insolvency event as described herein under "Description of the Class A Certificates and the Agreement-Liquidation Events" or in connection with the Series Termination Date as described herein under "Description of the Class A Certificates and the Agreement--Final Payment of Principal; Termination of Trust," will be equal to the Class A Invested Amount. A "Liquidation Event" occurs, with respect to the Certificates, either automatically or after a specified period after notice, upon (i) failure of the Seller to make certain payments or transfers of funds for the benefit of the Certificateholders within the time periods stated in the Agreement, (ii) material breaches of certain representations, warranties or covenants of the Seller, (iii) certain insolvency events involving the Seller, (iv) the average Portfolio Yield for any three consecutive Due Periods being less than the average of the Base Rates for the related Interest Periods, (v) the Trust becoming an "investment company" within the meaning of the Investment Company Act of 1940, as amended,
(vi) a failure by the Seller to convey the Receivables in Additional Accounts to the Trust when required by the Agreement, (vii) failure to pay the Class A
Invested Amount on the              Distribution Date (the "Class A Expected
Final Distribution Date") or (viii) the occurrence of a Servicer Default which would have a material adverse effect on the Certificateholders. The term "Portfolio Yield" means, with respect to any Due Period, the annualized percentage equivalent of a fraction the numerator of which is the amount of the Finance Charge Receivables (including Interchange) collected during such Due Period, calculated on a cash basis after subtracting certain Defaulted Receivables during such period, and the denominator of which is Aggregate Principal Receivables. The Term "Base Rate" means, with respect to any Interest Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of (i) Class A Monthly Interest, (ii) Collateral Monthly Interest and (iii) the Monthly Servicing Fee, and the denominator of which is the Invested Amount as of the end of the day on the first day of such Interest Period. Although the Seller believes that the likelihood of a Liquidation Event occurring is remote, there can be no assurance that a Liquidation Event will not occur. See "Description of the Class A Certificates and the Agreement--Liquidation Events" herein.

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank's Portfolio during any month in the period shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payments shown in the table include amounts which would be deemed payments of Principal Receivables and Finance Charge Receivables with respect to the Accounts but do not include Interchange.

           CARDHOLDER MONTHLY PAYMENT RATES FOR THE BANK'S PORTFOLIO

                                               SIX
                                              MONTHS
                                              ENDED
                                             JUNE 30, YEAR ENDED DECEMBER 31,
                                             -------- -------------------------
                                               1996    1995     1994     1993
                                              -----   -------  -------  -------
Lowest......................................  20.30%    21.08%   19.81%   19.51%
Highest.....................................  21.86     25.01    25.02    24.21
Monthly Average.............................  21.18     22.58    23.27    22.45

  The amount of collections on Receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders. There can be no assurance that collections of Principal Receivables with respect to the Accounts, and thus the rate at which Class A Certificateholders can expect principal allocated on the basis of the Class A Principal Percentage of the Fixed Allocation Percentage to be paid during the Controlled Amortization Period or the Rapid Amortization Period, will be similar to the historical experience set forth above. In addition, since the Trust, as a master trust, may issue additional Series from time to time, there can be no assurance that the issuance of additional Series or the Principal Terms of any additional Series might not have an impact on the timing of payments received by Class A Certificateholders. Further, if a Liquidation Event occurs, the average life and maturity of the Class A Certificates could be significantly reduced. Likewise, the sharing of collections of Principal Receivables allocated to other Series with this Series during a Rapid Amortization Period could significantly reduce the duration of such period for the Class A Certificates. See "Description of the Class A Certificates and the Agreement--Shared Collections of Principal Receivables" herein.

  Because there may be a slow-down in the payment rate with respect to the Accounts or a Liquidation Event may occur which would initiate a Rapid Amortization Period, there can be no assurance that the actual number of months elapsed from the date of issuance of the Class A Certificates to the final payment of the Class A Invested Amount will equal the expected number of months. The amount of outstanding Receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the Accounts depend upon a variety of factors, including seasonal variations, the availability of other sources of credit, general economic conditions and consumer spending and borrowing patterns. Accordingly, there can be no assurance that future cardholder monthly payment rate experience will be similar to historical experience.

           DESCRIPTION OF THE CLASS A CERTIFICATES AND THE AGREEMENT

  The Certificates will be issued pursuant to the Agreement and the Supplement relating thereto (the "Series 1996-Q Supplement") entered into between the Bank, as transferor of interests in the Receivables and as Servicer of the Accounts and the Receivables and Norwest Bank Minnesota, National Association, as Trustee for the Certificateholders. Pursuant to the Agreement, the Seller may execute further Supplements thereto between the Seller and the Trustee in order to issue additional Series. See "Description of the Certificates and the Agreement--Exchanges" in the Prospectus. The following summary describes certain terms of the Agreement and the Series 1996-Q Supplement and is qualified in its entirety by reference to the Agreement and the Series 1996-Q Supplement. See "Description of the Certificates and the Agreement" in the Prospectus for additional information concerning the Class A Certificates and the Agreement. Only the Class A Certificates are being offered hereby.

GENERAL

  Payments of interest and principal will be made on each related Distribution Date to Class A Certificateholders in whose names the Class A Certificates were registered on the last day of the calendar month preceding such Distribution Date (each, a "Record Date"). Interest will be distributed to Class A Certificateholders on the 15th day of each month (or, if such day is not a business day, on the next succeeding business day) (each, a
"Distribution Date"), commencing          , 1996. Class A Monthly Interest
will be distributed to Certificateholders in an amount equal to the product of
(i)(a) the actual number of days in the related Interest Period divided by 360, times (b) the Class A Certificate Rate for the related Interest Period and (ii) the Class A Invested Amount as of the preceding Record Date (or, in the case of the first Distribution Date, as of the Series Q Closing Date). Interest will be calculated on the basis of the actual number of days in the related Interest Period and a 360-day year. Class A Monthly Interest due but not paid on any Distribution Date will be due on the next succeeding Distribution Date with additional interest on such amount at the Class A Certificate Rate plus 2% per annum. Interest payments will be derived from collections allocated to Finance Charge Receivables available to the Class A Certificates (including Excess Spread and Excess Finance Charge Collections allocable to Series 1996-Q) and, if necessary, withdrawals from the Cash Collateral Account and Reallocated Principal Collections.

  The Class A Certificate Rate will be      % per annum above the rate for
deposits in United States dollar deposits ("LIBOR") determined as set forth below.

  The Servicer will determine LIBOR for the Interest Period from the Series Q
Closing Date through            , 1996 on the second business day prior to the
Series Q Closing Date. The Servicer will determine LIBOR on           , 1996
for the Interest Period from            , 1996 through            , 1996, and,
for each Interest Period thereafter, on the second business day prior to the Distribution Date on which such Interest Period commences (each, a "LIBOR Determination Date"). For purposes of calculating LIBOR, a business day is any day on which banks in London and New York are open for the transaction of international business. The Servicer will determine LIBOR in accordance with the following provisions:

    (i) On each LIBOR Determination Date, the Servicer will determine LIBOR on the basis of the rate for deposits in United States dollars for the Interest Period following the LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices); or

    (ii) If, on the LIBOR Determination Date, such rate does not appear on Telerate Page 3750, LIBOR will be determined on the basis of the rates at which deposits in United States dollars are offered by at least two of the Reference Banks at approximately 1:00 a.m., London time, on such day to prime banks in the London interbank market for the Interest Period following such LIBOR Determination Date. "Reference Banks" means four major banks in the London interbank market selected by the Servicer. The Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for such LIBOR Determination Date will be the arithmetic mean of such quotations (rounded, if necessary, to the nearest multiple of 0.0625% per annum); or

    (iii) If, on the LIBOR Determination Date, only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum (rounded as aforesaid) that the Servicer determines to be either
  (x) the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting on the relevant LIBOR Determination Date for one-month United States dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the Servicer, being so made or (y) in the event the Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the Servicer are quoting on such LIBOR Determination Date to leading European banks for one-month United States dollar deposits; or

  (iv) If, on the LIBOR Determination Date, the banks selected as aforesaid by the Servicer are not quoting as described in paragraph (iii) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date (or LIBOR as determined with respect to the Series Q Closing Date, in the case of the first LIBOR Determination Date).

  The Class A Certificate Rate applicable to the then current and immediately preceding Interest Period may be obtained by telephoning the Servicer at (847) 931-3222.

  No principal payments are scheduled to be made on the Class A Certificates
prior to the              Distribution Date. Monthly principal distributions
will begin on the first Distribution Date following the Due Period in which either the Controlled Amortization Period or the Rapid Amortization Period commences. The Controlled Amortization Period is scheduled to begin on the
first day of the Due Period relating to the         Distribution Date (the
"Controlled Amortization Date"). The Rapid Amortization Period may begin at any time due to the occurrence of a Liquidation Event. See "--Liquidation Events" below for a discussion of events which might lead to the commencement of the Rapid Amortization Period.

  The Class A Certificates will initially be represented by certificates registered in the name of the nominee of The Depository Trust Company ("DTC"). The interests of holders of beneficial interests in the Class A Certificates ("Certificate Owners") will be available for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only. The Seller has been informed by DTC that DTC's nominee will be Cede. Accordingly, Cede is expected to be the holder of record of the Class A Certificates. Unless and until Definitive Certificates are issued under the limited circumstances described under "Description of the Certificates and the Agreement--Definitive Certificates" in the Prospectus, no Certificate Owner will be entitled to receive a certificate representing such person's interest in the Class A Certificates. All references herein to actions by Class A Certificateholders shall refer to actions taken by DTC upon instructions from its participating organizations (the "Participants") and all references herein to distributions, notices, reports and statements to Class A Certificateholders shall refer to distributions, notices, reports and statements to DTC or Cede, as the registered holder of the Class A Certificates, as the case may be, for distribution to Certificate Owners in accordance with DTC procedures.

  Class A Certificateholders may hold their Certificates through DTC (in the United States) or Cedel or Euroclear (in Europe) if they are participants of such systems, or indirectly through organizations that are participants in such systems. Cede, as nominee for DTC, will hold the global Class A Certificates. Cedel and Euroclear will hold omnibus positions on behalf of the Cedel Participants and the Euroclear Participants, respectively, through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective Depositaries which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC. See "Description of the Certificates and Agreement--General," "--Book-Entry Registration" and "--Definitive Certificates" in the Prospectus.

ALLOCATION PERCENTAGES

  Pursuant to the Agreement, during each Due Period the Servicer will allocate between Series 1996-^Q, any other Series issued by the Trust and the First Chicago Interest all amounts collected on Finance Charge Receivables and all amounts collected on Principal Receivables and the amount of all Defaulted Receivables. Collections of Finance Charge Receivables (including the applicable portion of Interchange) and Defaulted Receivables will be allocated at all times to Series 1996-^Q, and collections of Principal Receivables will be allocated during the Revolving Period with respect to Series 1996-^Q and generally paid to the Seller or, in certain circumstances, to the Collateral Interest Holder or to other Series, based on the percentage equivalent of a fraction, the numerator of which is the Invested Amount for such Distribution Date, and the denominator of which is Aggregate Principal Receivables for the related Due Period (the "Floating Allocation Percentage"). During the Controlled Amortization Period or Rapid Amortization Period for Series 1996- ^Q, collections of Principal Receivables will be allocated to Series 1996-^Q based on the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the end of the day on the last Distribution Date relating to the

Revolving Period for Series 1996-^Q and the denominator of which is the greater of (a) Aggregate Principal Receivables for the Due Period related to the current Distribution Date and (b) the sum of the numerators used to calculate the Invested Percentages with respect to Principal Receivables for all Series outstanding for the current Distribution Date (the "Fixed Allocation Percentage").

  As used herein, the following terms have the following meanings:

  "Class A Floating Percentage" means, with respect to any Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount for such Distribution Date and the denominator of which is the Invested Amount for such Distribution Date.

  "Class A Invested Amount" means, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed prior to such date.

  "Class A Principal Percentage" means, with respect to any Distribution Date
(i) relating to the Revolving Period for Series 1996-^Q, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and (ii) relating to the Controlled Amortization Period or the Rapid Amortization Period for Series 1996-^Q, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period for Series 1996-^Q, and the denominator of which is the Invested Amount as of such day.

  "Collateral Floating Percentage" means, with respect to any Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date.

  "Collateral Invested Amount" means, for any date of determination, an amount equal to (a) the Collateral Initial Invested Amount, minus (b) an amount equal to the amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates to avoid the occurrence of a Class A Investor Charge-Off, minus (c) the amount of Collateral Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of principal payments made to the Collateral Interest Holder prior to such date; provided, however, that the Collateral Invested Amount may not be reduced below zero.

  "Collateral Principal Percentage" means, with respect to any Distribution Date (i) relating to the Revolving Period for Series 1996-Q, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and (ii) relating to the Controlled Amortization Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period for Series 1996-Q, and the denominator of which is the Invested Amount as of such day.

  "Invested Amount" means, with respect to any date of determination, an amount equal to the sum of (a) the Class A Invested Amount and (b) the Collateral Invested Amount.

  "Invested Percentage" means, on any date of determination with respect to any Distribution Date: (a) when used with respect to Principal Receivables during the Controlled Amortization Period or a Rapid Amortization

Period for Series 1996-Q, the Fixed Allocation Percentage; and (b) when used with respect to Principal Receivables during the Revolving Period for Series 1996-Q, and Finance Charge Receivables and Defaulted Receivables at any time, the Floating Allocation Percentage.

  "First Chicago Percentage" means when used with respect to allocations of collections of Finance Charge Receivables and Principal Receivables and the amount of Defaulted Receivables, 100% minus the sum of the applicable Invested Percentages with respect to all Series then issued and outstanding.

APPLICATION OF COLLECTIONS

  The Bank, as Servicer, uses for its own benefit all collections received with respect to the Receivables in each Due Period until the related Transfer Date at which time such collections are applied as described below and under "Description of the Certificates and the Agreement--Application of Collections" in the Prospectus.

  Throughout the existence of the Trust, the Servicer allocates to the Seller, as holder of the Exchangeable Seller's Certificate, an amount equal to the First Chicago Percentage of the aggregate amount of Collections allocable to Principal Receivables and Finance Charge Receivables in respect of such Due Period. On each Determination Date with respect to the Revolving Period for Series 1996-Q, the Servicer will allocate to the Seller or, in certain circumstances, to other Series, from collections an amount equal to the Floating Allocation Percentage of the aggregate amount of collections in respect of Principal Receivables for the related Distribution Date, except that the amount of such allocation with respect to Principal Receivables shall not exceed the amount of the First Chicago Interest in Principal Receivables (after giving effect to any new Receivables transferred to the Trust for the Due Period relating to such Determination Date) and will exclude any such collections to be applied as Collateral Monthly Principal.

  On each Determination Date with respect to the Controlled Amortization Period for Series 1996-Q, the Servicer will allocate to the Seller or, in certain circumstances, to other Series, from collections an amount equal to the excess of the Fixed Allocation Percentage for the related Distribution Date of the aggregate amount of collections in respect of Principal Receivables over the related Controlled Amount, except that the amount of such allocation with respect to Principal Receivables shall not exceed the amount of the First Chicago Interest in Principal Receivables (after giving effect to any new Receivables transferred to the Trust for the Due Period relating to such Determination Date) and will exclude any such collections to be applied as Collateral Monthly Principal.

  On each Distribution Date with respect to a Rapid Amortization Period, the Servicer will distribute all collections in respect of Principal Receivables allocable to Series 1996-Q with respect to the related Due Period in payment of principal on the Certificates (as more fully described below under "-- Allocation of Funds").

REALLOCATION OF COLLECTIONS

  With respect to each Distribution Date, on each Determination Date, the Servicer will determine the amount (the "Class A Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date,
(ii) any Class A Monthly Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest and any Class A Additional Interest previously due but not paid to Class A Certificateholders on a prior Distribution Date, (iv) if there is a successor Servicer not affiliated with the Seller, the Monthly Servicing Fee for such Distribution Date and (v) the Class A Investor Default Amount, if any, for such Distribution Date exceeds the Class A Available Funds (as defined below under "--Allocation of Funds"). If the Class A Required Amount is greater than zero, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q and available for such purpose will be used to fund the Class A Required Amount with respect to such Distribution Date. If such Excess Spread and Excess Finance Charge Collections available with respect to such Distribution Date are less than the Class A Required Amount, amounts, if any, on deposit in the Cash Collateral Account will then be used to fund the remaining Class A Required Amount. If such Excess Spread and Excess Finance Charge Collections and amounts, if any, on deposit in the Cash Collateral Account are insufficient to fund the Class A Required Amount, collections of Principal Receivables allocable to the Collateral Interest for the related Due Period ("Reallocated Principal Collections") will then be used to fund the remaining Class A Required Amount which will have the effect of reducing the Collateral Invested Amount. If Reallocated Principal Collections with respect to the related Due Period, together with Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q and amounts, if any, on deposit in the Cash Collateral Account are insufficient to fund the Class A Required Amount, then the Collateral Invested Amount will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such Distribution Date). In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero. Any such reduction in the Class A Invested Amount will have the effect of slowing or reducing the return of principal and interest to the Class A Certificateholders. In such case, the Class A Certificateholders will bear directly the credit and other risks associated with their interest in the Trust. See "-- Defaulted Receivables; Rebates and Fraudulent Charges."

  Reductions of the Class A Invested Amount will thereafter be reimbursed and the Class A Invested Amount increased to the extent of Excess Spread and Excess Finance Charge Collections and Reallocated Principal Collections available for such purpose on each Distribution Date. See "--Allocation of Funds Excess Spread-- Excess Finance Charge Collections."

ALLOCATION OF FUNDS

  The Servicer shall apply, or shall instruct the Trustee (or the Paying Agent, in the case of distributions to Class A Certificateholders) to apply, Class A Available Funds, Collateral Available Funds, Class A Available Principal Collections and Collateral Principal Collections on each Distribution Date to make the following distributions from the Collection Account for such Distribution Date.

  Payment of Interest, Fees and Other Items.

    (a) An amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following order of priority:

      (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, plus any additional interest with respect to interest amounts that were due but not paid to the Class A Certificateholders on a prior Distribution Date at a rate equal to the Class A Certificate Rate plus 2% per annum ("Class A Additional Interest"), will be distributed to the Class A Certificateholders;

      (ii) an amount equal to the Monthly Servicing Fee with respect to Series 1996-Q, for such Distribution Date will be distributed to the Servicer;

      (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date will be treated as a portion of Class A Available Principal Collections for such Distribution Date; and

      (iv) the balance, if any, will constitute Excess Spread and will be allocated and distributed as described under "--Excess Spread; Excess Finance Charges Collections" below;

  provided, however, that in the event that there are insufficient funds to pay in full the amounts distributable pursuant to clauses (i), (ii) and
  (iii) above (before giving effect to any Excess Spread or withdrawal from the Cash Collateral Account, application of Reallocated Principal Receivables or reduction in the Collateral Invested Amount for such purpose), such amounts shall be paid on a pro rata basis.

    (b) An amount equal to the Collateral Available Funds with respect to such Distribution Date will constitute Excess Spread and will be allocated and distributed as described under "--Excess Spread; Excess Finance Charge Collections" below.

  "Class A Available Funds" means, with respect to any Due Period, an amount equal to the Class A Floating Percentage of the Floating Allocation Percentage of Collections of Finance Charge Receivables (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Series 1996-Q Supplement).

  "Class A Monthly Interest" means, with respect to any Distribution Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) the Class A Invested Amount as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the Class A Invested Amount at the applicable Class A Certificate Rates for the Interest Periods from the Series Q Closing Date
through           , 1996.

  "Collateral Available Funds" means, with respect to any Due Period, an amount equal to the Collateral Floating Percentage of the Floating Allocation Percentage of Finance Charge Receivables (including any amounts that are to be treated as collections of Finance Charge Receivables in accordance with the Series 1996-Q Supplement).

  "Collateral Monthly Interest" means, with respect to any Distribution Date, an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the Interest Period and the denominator of which is 360, times (B) the Collateral Rate and (ii) the Collateral Invested Amount as of the preceding Record Date; provided, however, with respect to the first Distribution Date, Collateral Monthly Interest shall be equal to the interest accrued on the initial Collateral Invested Amount at the applicable Collateral Rates for the Interest Periods from the Series Q Closing Date through
  , 1996.

  "Collateral Rate" means a rate not greater than LIBOR plus 1.00% per annum.

  "Excess Spread" means, with respect to any Distribution Date, an amount equal to the sum of the amounts described in clause (a) (iv) and clause (b) above under "--Payment of Interest, Fees and Other Items."

  Excess Spread; Excess Finance Charge Collections. On each Distribution Date, the Trustee will apply or cause the Servicer to apply Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q with respect to the related Due Period to make the following distributions in the following order of priority:

    (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date will be used to fund any deficiency pursuant to clauses (a) (i), (ii) and (iii) above under "--Payment of Interest, Fees and Other Items," in that order of priority; provided, however, that no payment shall be made to fund a deficiency pursuant to such clause (a) (ii) unless there is a successor Servicer not affiliated with the Seller;

    (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be treated as a portion of Class A Available Principal Collections for such Distribution Date as described under "--Payments of Principal" below;

    (c) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest previously due but not paid to the Collateral Interest Holder on a prior Distribution Date, plus any additional interest with respect to amounts that were due but not paid to the Collateral Interest Holder on a prior Distribution Date at a rate equal to the Collateral Rate ("Collateral Additional Interest") will be distributed to the Collateral Interest Holder for application in accordance with the agreement between the Collateral Interest Holder, the Seller, the Servicer and the Trustee (the "Loan Agreement");

    (d) an amount equal to the Collateral Default Amount for such Distribution Date shall be treated as a portion of Collateral Principal Collections with respect to such Distribution Date;

    (e) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clauses (b) and (c) of the definition of "Collateral Invested Amount" under "--

  Allocation Percentages" above (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed, including pursuant to the Loan Agreement) will be applied in accordance with the Loan Agreement;

    (f) an amount up to the excess, if any, of the Required Cash Collateral Amount over the remaining Available Cash Collateral Amount (without giving effect to any deposit to the Cash Collateral Account made on such date) shall be deposited into the Cash Collateral Account;

    (g) an amount equal to any unpaid portion of the Monthly Servicing Fee with respect to Series 1996-Q for such Distribution Date, plus the amount of any such Monthly Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date shall be distributed to the Servicer; and

    (h) the balance shall be applied in accordance with the Loan Agreement.

  Payments of Principal. On each Distribution Date, the Trustee will apply or cause the Servicer to apply Class A Available Principal Collections and Collateral Principal Collections in the following order of priority:

    (a) on each Distribution Date with respect to the Revolving Period for Series 1996-Q , all such Class A Available Principal Collections which are not allocated at the option of the Seller as part of Collateral Monthly Principal to make a payment with respect to the Collateral Interest will be allocated to the Seller or to other Series;

    (b) on each Distribution Date with respect to the Controlled Amortization Period or the Rapid Amortization Period for Series 1996-Q , all such Class A Available Principal Collections will be distributed or deposited in the following order of priority:

      (i) an amount equal to Class A Monthly Principal will be paid to the Class A Certificateholders; and

      (ii) the balance, if any, will be paid to the Collateral Interest Holder, the Seller or to other Series;

    (c) on each Distribution Date with respect to the Revolving Period for Series 1996-Q, Collateral Principal Collections will be distributed or deposited in the following order of priority:

      (i) an amount equal to Collateral Monthly Principal for such Distribution Date will be applied in accordance with the Loan
    Agreement; and

      (ii) balance, if any, will be treated as Class A Available Principal Collections and applied as described in clause (a) above;

    (d) on each Distribution Date with respect to the Controlled Amortization Period for Series 1996-Q, Collateral Principal Collections will be distributed or deposited in the following priority:

      (i) an amount equal to Collateral Monthly Principal will be applied in accordance with the Loan Agreement; and

      (ii) the balance, if any, will be treated as Class A Available Principal Collections and applied as described in clause (b) above; and

    (e) on each Distribution Date with respect to the Rapid Amortization Period, Collateral Principal Collections will be treated as Class A Available Principal Collections.

  "Class A Available Principal Collections" means, with respect to any Distribution Date, the sum of (a) the Class A Principal Percentage of the Invested Percentage of collections of Principal Receivables, (b) the amount, if any, of Unallocated Principal Collections on deposit in the Collection Account allocated to the Certificates, (c) Excess Principal Collections allocated to the Certificates and (d) any other amounts which are to be treated as Class A Available Principal Collections in accordance with the Series 1996-Q Supplement.

  "Class A Monthly Principal" means, on each Distribution Date beginning with the earlier to occur of (i) the first Distribution Date to occur with respect to any Rapid Amortization Period for Series 1996-Q and (ii) the first Distribution Date to occur with respect to the Controlled Amortization Period for Series 1996-Q, an amount equal to Class A Available Principal Collections; provided, however, that for each Distribution Date with respect to the Controlled Amortization Period (unless and until a Liquidation Event is deemed to have occurred), Class A Monthly Principal shall not exceed the Controlled Amount for such Distribution Date; provided, further, that with respect to any Distribution Date, Class A Monthly Principal shall not exceed the Class A Invested Amount.

  "Collateral Monthly Principal" means, on each Distribution Date, an amount calculated as follows:

    (i) on any Distribution Date prior to the Distribution Date on which the Class A Invested Amount is paid in full, the lesser of (A) the sum of (x) Collateral Principal Collections with respect to such Distribution Date and
  (y) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date and (B) the Enhancement Surplus on such Distribution Date; and

    (ii) on the Distribution Date on which the Class A Invested Amount is paid in full, the sum of (A) Collateral Principal Collections with respect to such Distribution Date and (B) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date;

  notwithstanding the foregoing, prior to the occurrence of a Liquidation Event and under certain limited circumstances specified in the Series 1996-Q Supplement, "Collateral Monthly Principal" shall mean for any applicable Distribution Date, the sum of (I) Collateral Principal Collections with respect to such Distribution Date and (II) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date; provided, however, that an amount not less than the Collateral Monthly Principal as so calculated is deposited into the Cash Collateral Account on such Distribution Date.

  "Collateral Principal Collections" means, with respect to any Due Period, the Collateral Principal Percentage of the Invested Percentage of Collections of Principal Receivables, plus any other amounts which are to be treated as Collateral Principal Collections in accordance with the provisions of the Series 1996-Q Supplement, minus the amount of Reallocated Principal Collections with respect to such Due Period applied for the benefit of the Class A Certificates.

  "Controlled Amount" for any Distribution Date with respect to the Controlled Amortization Period shall mean an amount equal to the sum of the Controlled Amortization Amount and any existing Deficit Controlled Amortization Amount.

  "Deficit Controlled Amortization Amount" means, on the first Distribution Date with respect to the Controlled Amortization Period for Series 1996-Q, the excess, if any, of the Controlled Amortization Amount over the amount of Class A Monthly Principal for such Distribution Date and, on each subsequent Distribution Date with respect to the Controlled Amortization Period for Series 1996-Q, the excess, if any, of the Controlled Amount over the amount of Class A Monthly Principal for such Distribution Date.

  Payments to Certificateholders will be made from the Collection Account. In addition to the amounts deposited in the Collection Account, as described above, from payments on the Receivables, amounts required for any optional repurchase or other purchase of the Certificates by the Seller or the proceeds of any sale of the Receivables will be deposited in the Collection Account.

  The paying agent (the "Paying Agent") will initially be FNBC. The Paying Agent shall have the revocable power to withdraw funds from the Collection Account for the purposes of making distributions to the Certificateholders.

SHARED COLLECTIONS OF FINANCE CHARGE RECEIVABLES

  To the extent that collections of Finance Charge Receivables allocated to the Certificates are not needed to make payments to Certificateholders or other payments required in respect of Series 1996-Q, such collections may be applied to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to certain other Series (including Series 1994-I, Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M,

Series 1995-N, Series 1995-O, Series 1995-P and certain subsequently issued Series). To the extent collections of Finance Charge Receivables allocated to certain other Series (including Series 1994-I, Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P and certain subsequently issued Series) are not needed to make payments required in respect of each such Series, such collections ("Excess Finance Charge Collections") may be applied to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to Series 1996-Q and to other Series experiencing shortfalls. There can be no assurance that such Excess Finance Charge Collections will be available to cover shortfalls in amounts payable from collections of Finance Charge Receivables allocable to the Class A Certificates. To the extent Excess Finance Charge Collections are also allocated to other Series, the pro rata share of such Excess Finance Charge Collections available to the Class A Certificates will be reduced.

SHARED COLLECTIONS OF PRINCIPAL RECEIVABLES

  To the extent that collections of Principal Receivables allocated to the Certificates are not needed to make payments to the Certificateholders, such collections may be applied to cover principal payments due to or for the benefit of any other Series. Any such application of collections will not result in a reduction of the Invested Amount of the Certificates.

  Similarly, certain collections of Principal Receivables allocated to other Series (including Series 1993-F, Series 1993-G, Series 1993-H, Series 1994-I, Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P and certain subsequently issued Series), to the extent such collections are not needed to make payments to or for the benefit of such other Series ("Excess Principal Collections"), will be applied, if necessary, to cover Class A Monthly Principal due to Class A Certificateholders (and Collateral Monthly Principal due to the Collateral Interest Holder). There can be no assurance that such Excess Principal Collections will be available to cover Class A Monthly Principal due on any Distribution Date. Such Excess Principal Collections may also be allocated to other Series (including Series 1993-F, Series 1993-G, Series 1993-H, Series 1994-I, Series 1994-J, Series 1994-K, Series 1994-L, Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P and certain subsequently issued Series). To the extent such Excess Principal Collections are also allocated to other Series, the pro rata share of such Excess Principal Collections allocated to the Certificates will be reduced.

THE CASH COLLATERAL ACCOUNT

  The Trust will have the benefit of the Cash Collateral Account, which will be held with the trust department of The First National Bank of Chicago for the benefit of the Certificateholders. Funds on deposit in the Cash Collateral Account will be invested in Eligible Investments.

  The Cash Collateral Account will have an initial Available Cash Collateral
Amount of $       . On each Distribution Date, the amount available to be
withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") will be equal to the lesser of (i) the amount on deposit in the Cash Collateral Account (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account on such Distribution Date) and (ii) the Required Cash Collateral Amount. The "Required Cash Collateral Amount" means, on any date of determination, the Required Enhancement Amount less the Collateral Invested Amount. The "Required Enhancement Amount" with respect to any Distribution Date means the greater of (i) the product of (a) the Invested
Amount related to such Distribution Date and (b)     % and (ii) the sum of (a)
$       and (b) the product of (I) two and (II) the excess, if any, of
$        over the amount on deposit in the Cash Collateral Account with respect to such Distribution Date; provided, however, that (i) if any withdrawal is made from the Cash Collateral Account in respect of the Class A Required Amount or if a Liquidation Event occurs or if there are certain reductions in the Collateral Invested Amount, the Required Enhancement Amount for such Distribution Date shall equal the Required Enhancement Amount for the Distribution Date immediately preceding the occurrence of such withdrawal, such Liquidation Event or such reduction, (ii) in no event shall the Required Enhancement Amount exceed the Class A Invested Amount on any such date, and
(iii) the Required Enhancement Amount may be reduced without the consent of the Certificateholders, if the Seller shall have received written notice from each Rating Agency that such reduction will not result in the reduction or withdrawal of the then current rating of any of the Certificates for which such Rating Agency furnishes a rating and the Seller shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such reduction will not cause a Liquidation Event or an event that, after the giving of notice or the lapse of time, would constitute a Liquidation Event to occur.

  For each Distribution Date, a withdrawal may be made from the Cash Collateral Account in an amount up to the lesser of (i) the sum of the Class A Required Amount and any unreimbursed Class A Investor Charge-Offs (to the extent such sum has not been paid from Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q) and (ii) the Available Cash Collateral Amount, to fund the unpaid portion of the Class A Required Amount and unreimbursed Class A Investor Charge-Offs.

  Under certain circumstances specified in the Loan Agreement, the Seller will have the option to elect to deposit certain amounts held pursuant to the Loan Agreement into the Cash Collateral Account, which will result in a reduction of the Collateral Invested Amount. Any such election will have the effect of converting all or a portion of the Enhancement in the form of the Collateral Invested Amount into Enhancement in the form of amounts on deposit in the Cash Collateral Account. The amount of such reduction of the Collateral Invested Amount for any given Distribution Date will not exceed the Collateral Monthly Principal.

  In addition, under certain limited circumstances specified in the Series 1996-Q Supplement and prior to the occurrence of a Liquidation Event, the Seller may elect to deposit Collateral Monthly Principal (as determined in accordance with clauses (I) and (II) of the definition thereof appearing under "--Allocation of Funds" above) into the Cash Collateral Account, which will result in a reduction of the Collateral Invested Amount. Any such election will have the effect of converting all or a portion of the Enhancement in the form of the Collateral Invested Amount into Enhancement in the form of amounts on deposit in the Cash Collateral Account.

  On each Distribution Date, the Servicer or the Trustee, acting pursuant to the Servicer's instructions, will apply Excess Spread and Excess Finance Charge Collections to the extent described above under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections" to increase the amount on deposit in the Cash Collateral Account to the extent such amount is less than the Required Cash Collateral Amount. In addition, if on any Distribution Date, after taking into account all distributions, deposits and withdrawals to be made for such date, the amount on deposit in the Cash Collateral Account and the Collateral Invested Amount exceeds the Required Enhancement Amount for the next succeeding Distribution Date, the Collateral Invested Amount may be reduced. The amount of such reduction will not exceed the Collateral Monthly Principal for such Distribution Date.

DEFAULTED RECEIVABLES; REBATES AND FRAUDULENT CHARGES

  The term "Investor Default Amount" means, for any Due Period, the product of the Floating Allocation Percentage for such Distribution Date and the amount of Defaulted Receivables.

  A portion of the Investor Default Amount will be allocated to the Class A Certificateholders (the "Class A Investor Default Amount") on each Distribution Date in an amount equal to the product of the Class A Floating Percentage for such Distribution Date and the Investor Default Amount. An amount equal to the Class A Investor Default Amount will be paid from Class A Available Funds, Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q or from amounts, if any, on deposit in the Cash Collateral Account and Reallocated Principal Collections and applied as described above under "--Allocation of Funds--Payments of Interest, Fees and Other Items" and "--Reallocation of Collections."

  On each Distribution Date, if the Class A Investor Default Amount for such Distribution Date exceeds the sum of Excess Spread and Excess Finance Charge Collections allocable to Series 1996-Q, amounts, if any, on deposit in the Cash Collateral Account and Reallocated Principal Collections, the Collateral Invested Amount (to the extent not already reduced as a result of a Collateral Charge-Off with respect to such Distribution Date) will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero (a "Class A Investor Charge-Off"), which will have the effect of slowing or reducing the return of principal to the Class A Certificateholders. If the Class A Invested Amount has been reduced by the amount of any Class A Investor Charge-Offs, it will thereafter be increased on any Distribution Date (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-
Offs) by the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q and available for such purpose as described under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections."

  A portion of the Investor Default Amount will be allocated to the Collateral Interest Holder (the "Collateral Default Amount") on each Distribution Date in an amount equal to the product of the Collateral Floating Percentage for such Distribution Date and the Investor Default Amount. On each Distribution Date, if the Collateral Default Amount exceeds the Excess Spread and Excess Finance Charge Collections allocable to Series 1996-Q and available to cover such amount as described above under "--Allocation of Funds--Excess Spread; Excess Finance Charge Collections," the Collateral Invested Amount will be reduced by the amount of such excess (a "Collateral Charge-Off"). If the Collateral Invested Amount has been reduced by the amount of any Collateral Charge-Offs, the Collateral Interest Holder will thereafter be reimbursed for such Collateral Charge-Offs on any Distribution Date (but not by an amount in excess of the aggregate unreimbursed Collateral Charge-Offs) by the amount of Excess Spread and Excess Finance Charge Collections allocated to Series 1996-Q and available for such purpose as described under "--Allocation of Funds-- Excess Spread; Excess Finance Charge Collections."

FINAL PAYMENT OF PRINCIPAL; TERMINATION OF TRUST

  The Class A Certificates will be subject to optional repurchase by the Seller on any Distribution Date on or after which the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount, unless certain events of bankruptcy, insolvency or receivership have occurred with respect to the Seller. The repurchase price of the Certificates will be equal to the Invested Amount plus accrued and unpaid interest on the Certificates through, and including, the day preceding the Distribution Date with respect to which the repurchase occurs. In any event, the last payment of principal and interest on the Certificates will be due and payable no later
than the               Distribution Date. In the event that the Invested
Amount is greater than zero on the                Distribution Date, the
Trustee will sell or cause to be sold interests in the Receivables or certain Receivables, as specified in the Agreement and the Series 1996-Q Supplement, in an amount up to 110% of the Invested Amount of the Certificates at the close of business on such date (but not more than the total amount of Receivables allocable to the Certificates). The net proceeds of such sale and any collections on the Receivables will be paid, pro rata to the Class A Certificateholders, then to the Collateral Interest Holder, on the Series Termination Date, as final payment of the Certificates.

LIQUIDATION EVENTS

  The Revolving Period for Series 1996-Q will continue through the end of the
              Due Period and the Controlled Amortization Period will begin at such time, unless a Liquidation Event occurs. A Rapid Amortization Period will commence at the beginning of the Due Period during which a Liquidation Event occurs or is deemed to occur. A Liquidation Event with respect to the Certificates refers to any of the following events:

    (i) failure on the part of the Seller (a) to make any payment or deposit on the date required under the Agreement or the Series 1996-Q Supplement (or within the applicable grace period which will not exceed five business days), (b) duly to observe or perform in any material respect the covenant of the Seller not to sell, pledge, assign or transfer to any person, or grant any unpermitted lien on, any Receivable, or (c) duly to observe or perform in any material respect any other covenants or agreements of the Seller, which in the case of subclause (c) hereof, continues unremedied for a period of 60 days after written notice;

    (ii) any representation or warranty made by the Seller in the Agreement or the Series 1996-Q Supplement or any information required to be given by the Seller to the Trustee to identify the Accounts proves to have been incorrect in any material respect when made and continues to be incorrect in any material respect for a period of 60 days after written notice and as a result of which the interests of the Certificateholders are materially and adversely affected; provided, however, that a Liquidation Event described in this clause (ii) shall not be deemed to occur if the Seller has accepted the transfer of the related Receivable or all such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions thereof;

    (iii) certain events of insolvency, conservatorship or receivership relating to the Seller;

    (iv) the average Portfolio Yield for any three consecutive Due Periods is less than the average of the Base Rates for the related Interest Periods;

    (v) the Trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

    (vi) after any applicable grace period, a failure by the Seller to convey Additional Accounts to the Trust when required by the Agreement;

    (vii) the Class A Invested Amount is not paid in full on the Class A Expected Final Distribution Date; or

    (viii) any Servicer Default occurs which would have a material adverse effect on the Certificateholders.

  In the case of any event described in clause (i), (ii) or (viii), a Liquidation Event will be deemed to have occurred with respect to any Series only if, after any applicable grace period described in such clauses, either the Trustee or Certificateholders of such Series evidencing undivided interests aggregating not less than 50% of the Invested Amount of such Series, by written notice to the Seller and the Servicer (and to the Trustee, if given by such Certificateholders) declare that a Liquidation Event has occurred as of the date of such notice. In the case of any event described in clause (iii) or (v), a Liquidation Event with respect to all Series, and in the case of any event described in clause (iv), (vi) or (vii), a Liquidation Event with respect to only Series 1996-Q, will be deemed to have occurred without any notice or other action on the part of the Trustee or the applicable Certificateholders immediately upon the occurrence of such event. The Rapid Amortization Period for Series 1996-Q will commence on the first day of the Due Period in which a Liquidation Event occurs or is deemed to occur. Monthly distributions of principal to the Class A Certificateholders will begin (if they have not already begun) on the first Distribution Date following such Due Period in the manner described herein. See "--Allocation of Funds." Thus, Class A Certificateholders may begin receiving distributions of principal earlier than they otherwise would have, which may shorten the final maturity of the Class A Certificates. If a Liquidation Event occurs and the FDIC is appointed as the receiver for the Bank and no Liquidation Event other than such receivership or insolvency exists, the FDIC may have the power to prevent commencement of the Rapid Amortization Period.

  In addition to the consequences of a Liquidation Event discussed above, if pursuant to certain provisions of Federal law, the Seller voluntarily goes into liquidation or the FDIC or any other person is appointed a receiver or conservator of the Seller, on the day of such appointment the Seller will immediately cease to transfer Principal Receivables to the Trust and promptly give notice to the Trustee of such appointment. Within 15 days, the Trustee will publish a notice of the liquidation or the appointment stating that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables in a commercially reasonable manner and to the best of its ability. Unless otherwise instructed within a specified period by certificateholders representing undivided interests aggregating more than 50% of the invested amount of any Preexisting Series, the Trustee will sell, dispose of or otherwise liquidate the Receivables of all Series in a commercially reasonable manner and on commercially reasonable terms. Furthermore, even if the Receivables are not sold pursuant to the preceding sentence, with respect to Series 1995-M, Series 1995-N, Series 1995-O, Series 1995-P, Series 1996-Q and any subsequently or contemporaneously issued Series, unless otherwise instructed within a specified period by holders representing undivided interests aggregating more than 50% of the invested amount of each Preexisting Series and each class of each such Series (including a majority in interest in each collateral interest) (unless otherwise specified in the related Supplement), each holder of an interest in the First Chicago Interest and any other person specified in any Supplement, the Trustee will sell, dispose of or otherwise liquidate the portion of the Receivables allocable to all Series other than the Preexisting Series in a commercially reasonable manner and on commercially reasonable terms in accordance with the Agreement. The proceeds from the sale, disposition or liquidation of the Receivables will be treated as collections on the Receivables and such proceeds will be distributed to the applicable certificateholders. See "Certain Legal Aspects of the Receivables--Certain Matters Relating to Receivership" in the Prospectus for a discussion of how Federal legislation may affect the Trustee's ability to liquidate the Receivables.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

  The portion of the Servicing Fee allocable to Series 1996-Q on each Distribution Date (the "Monthly Servicing Fee") generally will be equal to
1/12 of the product of (a)    % per annum and (b) the Invested Amount with
respect to the related Due Period. A portion of the Monthly Servicing Fee
equal to 1/12 of the product of    % per annum and the Invested Amount with
respect to the related Due Period will be paid solely from Interchange allocable to Series 1996-Q, before such Interchange is used for any other purpose. A portion of the Monthly Servicing Fee equal to 1/12 of the product
of    % per annum and the Invested Amount with respect to the related Due
Period will be paid from collections of Finance Charge Receivables allocable to the Certificates. The remaining portion of the Servicing Fee will be allocable to the First Chicago Interest or to other Series. The Monthly Servicing Fee will be paid each month from the Collection Account; provided, however, that in the event there are insufficient collections of Finance Charge Receivables (excluding amounts payable from Excess Spread or the Cash Collateral Account) available to make the distribution of the Class A Monthly Interest, the Class A Investor Default Amount and the portion of the Monthly Servicing Fee payable from such funds, such Class A Monthly Interest, Class A Investor Default Amount and Monthly Servicing Fee will be paid on a pro rata basis to the extent of such funds. If a successor Servicer has been appointed, Excess Spread may be used, and withdrawals from the Cash Collateral Account may be made, if there are insufficient collections of Finance Charge Receivables available to the Certificates to pay the portion of the Monthly Servicing Fee of such successor Servicer payable from such funds.

REPORTS TO CLASS A CERTIFICATEHOLDERS

  On each Distribution Date, there will be forwarded to each Class A Certificateholder of record a statement (the "Monthly Servicer Report") prepared by the Servicer setting forth: (i) the total amount distributed with respect to the Class A Certificates; (ii) the amount of the distribution on such Distribution Date allocable to principal; (iii) the amount of such distribution allocable to interest; (iv) the amount of collections processed during the preceding Due Period and allocated in respect of the Certificates;
(v) the Invested Amount, the Class A Invested Amount, the Collateral Invested Amount, the Class A Floating Percentage, the Class A Principal Percentage and the Invested Percentages; (vi) the aggregate outstanding balance of Accounts which are 30 days or more delinquent as of the close of business at the end of the preceding Due Period; (vii) the Investor Default Amount and the Class A Investor Default Amount for such Distribution Date; (viii) the amount of Class A Investor Charge-Offs for such Distribution Date and the amount of reimbursements of such Class A Investor Charge-Offs; (ix) the amount of the Monthly Servicing Fee for such Distribution Date; (x) the Available Cash Collateral Amount and the Collateral Invested Amount at the close of business on such Distribution Date; (xi) the Class A Required Amount, if any, for such Distribution Date; (xii) the amount of Excess Spread and Reallocated Principal Collections, if any, available with respect to such Distribution Date; (xiii) the amount, if any, by which the principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date; (xiv) the "pool factor" as of the end of the related Record Date (consisting of an eight-digit decimal expressing the ratio of the Class A Invested Amount to the Class A Initial Invested Amount); and (xv) the existing Deficit Controlled Amortization Amount.

  On or before January 31 of each calendar year, beginning with 1997, there will be furnished to each person who at any time during the preceding calendar year was a Class A Certificateholder of record (or, if so provided in applicable Treasury regulations, made available to Certificate Owners) a statement prepared by the Servicer containing the information required to be provided by an issuer of indebtedness under the Code for such calendar year or the applicable portion thereof during which such person was a Class A Certificateholder, together with such other customary information as the Servicer deems necessary or desirable to enable the Class A Certificateholders to prepare their tax returns. See "Tax Matters" in the Prospectus.

                                 UNDERWRITING

  Subject to the terms and conditions set forth in the Underwriting Agreement
dated       ,   , 199  and a Terms Agreement dated       ,   , 1996 (such
agreements, collectively, the "Underwriting Agreement") between the Seller and the underwriters named below (collectively, the "Underwriters"), the Seller has agreed to sell to each of the Underwriters named below, and each of the Underwriters has severally agreed to purchase, the principal amount of Class A Certificates as set forth opposite its name:

                                                                     PRINCIPAL
                                                                     AMOUNT OF
                                                                      CLASS A
                              UNDERWRITERS                          CERTIFICATES
                              ------------                          ------------
                                                                        ----
       Total.......................................................     $
                                                                        ====

  In the Underwriting Agreement, the several Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all the Class A Certificates offered hereby if any Class A Certificates are purchased. In the event of a default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, purchase commitments of the nondefaulting Underwriters may be increased or the Underwriting Agreement may be terminated. The Seller has been advised by the several Underwriters that the several Underwriters propose initially to offer the Class A Certificates to the public at the public offering price set forth on the cover page of this Prospectus Supplement, and to certain dealers at such price less a concession not in
excess of     % of the principal amount of the Class A Certificates.
Underwriters may allow and such dealers may reallow a concession not in excess
of     % of such principal amount.

  The Underwriting Agreement provides that the Seller will indemnify the several Underwriters against certain liabilities, including liabilities under applicable securities laws, or contribute to payments the several Underwriters may be required to make in respect thereof.

  First Chicago Capital Markets, Inc. ("FCCM") is an affiliate of the Seller. Any obligations of FCCM are the sole obligations of FCCM and do not create any obligations on the part of any affiliate of FCCM.

  FCCM may from time to time purchase or acquire a position in the Class A Certificates and may, at its option, hold or resell such Class A Certificates. FCCM expects to offer and sell previously issued Class A Certificates in the course of its business as a broker-dealer. FCCM may act as a principal or agent in such transactions. The accompanying Prospectus and this Prospectus Supplement may be used by FCCM in connection with such transactions. Such sales, if any, will be made at varying prices related to prevailing market prices at the time of sale.

                 INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT

TERM                                                              PAGE
- ----                                                              ----
Available Cash Collateral Amount................................. S-32
Available Enhancement Amount..................................... S-11
Bank............................................................. 1, S-4
Bank's Portfolio................................................. S-14
Base Rate........................................................ S-22
Call Report...................................................... S-21
Cash Collateral Account.......................................... S-10
Cede............................................................. S-7
Cedel............................................................ S-7
Certificate Owners............................................... S-25
Certificateholders............................................... S-3
Certificates..................................................... 1, S-3
Class A Additional Interest...................................... S-28
Class A Available Funds.......................................... S-29
Class A Available Principal Collections.......................... S-22, S-30
Class A Certificateholders....................................... 1
Class A Certificate Rate......................................... S-3
Class A Certificates............................................. 1, S-3
Class A Expected Final Distribution Date......................... S-3, S-22
Class A Floating Percentage...................................... S-5, S-26
Class A Initial Invested Amount.................................. S-3
Class A Invested Amount.......................................... S-26
Class A Investor Charge-Off...................................... S-11, S-34
Class A Investor Default Amount.................................. S-11, S-33
Class A Monthly Interest......................................... S-29
Class A Monthly Principal........................................ S-30
Class A Principal Percentage..................................... S-6, S-26
Class A Required Amount.......................................... S-27
Code............................................................. S-13
Collateral Additional Interest................................... S-29
Collateral Available Funds....................................... S-29
Collateral Charge-Off............................................ S-34
Collateral Default Amount........................................ S-34
Collateral Floating Percentage................................... S-26
Collateral Initial Invested Amount............................... S-3
Collateral Interest.............................................. 1
Collateral Interest Holder....................................... S-4
Collateral Invested Amount....................................... S-5, S-26
Collateral Monthly Interest...................................... S-29
Collateral Monthly Principal..................................... S-31
Collateral Principal Collections................................. S-31
Collateral Principal Percentage.................................. S-26
Collateral Rate.................................................. S-29
Controlled Amortization Amount................................... S-3
Controlled Amortization Date..................................... S-9, S-25
Controlled Amortization Period................................... S-9
Controlled Amount................................................ S-31
Deficit Controlled Amortization Amount........................... S-31
Distribution Date................................................ S-2, S-3, S-24
DTC.............................................................. S-7, S-25
Enhancement Surplus.............................................. S-12
ERISA............................................................ S-13
Euroclear........................................................ S-7
Excess Finance Charge Collections................................ S-32
Excess Principal Collections..................................... S-32

TERM                                                                  PAGE
- ----                                                                  ----
Excess Spread........................................................ S-29
Expected Initial Principal Payment Date.............................. S-3
FCCM................................................................. 1,S-38
FDIC................................................................. S-7
First Chicago Interest............................................... S-5
First Chicago NBD.................................................... S-4
First Chicago Percentage............................................. S-27
Fixed Allocation Percentage.......................................... S-6, S-26
Floating Allocation Percentage....................................... S-5, S-25
Initial Cash Collateral Amount....................................... S-10
Initial Invested Amount.............................................. S-3, S-5
Interest Period...................................................... S-7
Invested Amount...................................................... S-5, S-26
Invested Percentage.................................................. S-26
Investor Default Amount.............................................. S-11, S-33
LIBOR................................................................ S-2, S-24
LIBOR Determination Date............................................. S-24
Liquidation Event.................................................... S-9, S-22
Loan Agreement....................................................... S-29
Monthly Servicer Report.............................................. S-36
Monthly Servicing Fee................................................ S-36
Participants......................................................... S-25
Paying Agent......................................................... S-31
Portfolio Yield...................................................... S-22
Rapid Amortization Period............................................ S-9
Reallocated Principal Collections.................................... S-5, S-28
Receivables.......................................................... 1
Record Date.......................................................... S-24
Reference Banks...................................................... S-24
Required Cash Collateral Amount...................................... S-32
Required Enhancement Amount.......................................... S-11, S-32
Revolving Period..................................................... S-8
Seller............................................................... S-4
Series............................................................... S-3
Series Q Closing Date................................................ S-3
Series 1996-Q ....................................................... S-3
Series 1996-Q Supplement............................................. S-23
Series Termination Date.............................................. S-3
Telerate Page 3750................................................... S-24
Trust................................................................ 1, S-3
Trustee.............................................................. S-4
Underwriters......................................................... S-38
Underwriting Agreement............................................... S-38

                                    ANNEX I

                        PRIOR ISSUANCES OF CERTIFICATES

  The table below sets forth the principal characteristics of the 13 Series heretofore issued by the Trust that are currently outstanding. For more specific information with respect to any Series, any prospective investor should contact First Chicago NBD. First Chicago NBD will provide, without charge, to any prospective purchaser of the Certificates, a copy of the Disclosure Document for any previous publicly-issued Series. Requests should be addressed to First Chicago NBD Corporation, One First National Plaza, Chicago, Illinois 60670, Attention: Investor Relations (312) 732-4812.

SERIES 1991-D

  Initial Principal Amount..........     $1,000,000,000
  Certificate Rate..................     8.40%
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........
  Invested Percentage of Principal       $250,000,000
  Receivables.......................     Principal Amount at the end of
                                          the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $83,333,333.33
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the January 1996
                                          Distribution Date
  Monthly Servicing Fee.............     2.00%
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..
  Minimum First Chicago Interest         $40,000,000
  Percentage........................     7%
  Series Termination Date...........     June 1998 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $50,000,000

SERIES 1992-E

  Initial Principal Amount..........     $1,000,000,000
  Certificate Rate..................     6.25%
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $1,000,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....
                                         $83,333,333.33
  Controlled Amortization Date......
                                         First day of the Due Period
                                          relating to the March 1997
                                          Distribution Date

  Monthly Servicing Fee.............     2.00%
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..     $120,000,000
  Minimum First Chicago Interest         7%
  Percentage........................
  Series Termination Date...........     August 1999 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $50,000,000

SERIES 1993-F

  Initial Principal Amount..........     $700,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.30% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $700,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $58,333,333.33
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the January 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.10% (of which 1.60% is payable
                                          solely from Interchange
                                          allocable to Series 1993-F)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..     $91,000,000
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     February 2000 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $35,000,000

SERIES 1993-G

  Initial Principal Amount..........     $300,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.18% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........
  Invested Percentage of Principal       $75,000,000
  Receivables.......................     Principal Amount at the end of
                                          the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables

  Controlled Amortization Amount....     $25,000,000
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the January 1996
                                          Distribution Date
  Monthly Servicing Fee.............     2.10% (of which 1.60% is payable
                                          solely from Interchange
                                          allocable to Series 1993-G)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..
  Minimum First Chicago Interest         $13,000,000
  Percentage........................     7% (or such lower percentage
                                          acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     February 1998 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $15,000,000

SERIES 1993-H

  Initial Principal Amount..........     $700,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.20% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $700,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $58,333,333.33
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the March 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1993-H)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..     $91,000,000
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2000 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $35,000,000

SERIES 1994-I

  Initial Principal Amount..........    $500,000,000
  Certificate Rate..................    LIBOR plus a spread of 0.17% per
                                         annum, but in no event in excess
                                         of 11% per annum
  Scheduled Interest Payment Dates..
                                        The fifteenth day of each month
                                         (or, if such day is not a
                                         business day, the next
                                         succeeding business day)

  Current Principal Amount..........     $500,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the December 1996
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-I)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..     $62,500,000
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     January 1999 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1994-J

  Initial Principal Amount..........     $500,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.22% per
                                          annum, but in no event in excess
                                          of 12% per annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $500,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the December 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-J)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..     $65,000,000
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     January 2001 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1994-K

  Initial Principal Amount..........     $500,000,000
  Certificate Rate..................     LIBOR plus a spread of 0.1875%
                                          per annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Current Principal Amount..........     $500,000,000
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the March 1999
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-K)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..
  Minimum First Chicago Interest         $72,500,000
  Percentage........................     7% (or such lower percentage
                                          acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2001 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1994-L

  Initial Principal Amount..........     $500,000,000
  Certificate Rate..................     7.15% per annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Controlled Amortization Amount....     $41,666,666.67
  Controlled Amortization Date......     First day of the Due Period
                                          relating to the March 1999
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1994-L)
  Enhancement.......................     Cash Collateral Account
  Remaining Cash Collateral Amount..     $57,500,000
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     April 2001 Distribution Date

  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $25,000,000

SERIES 1995-M

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.24% per
                                          annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the November 2001
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-M)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     December 2003 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1995-N

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.16% per
                                          annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the November 1998
                                          Distribution Date
  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-N)
  Enhancement.......................
                                         Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested
  Amount............................     $71,428,572

  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     December 2000 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1995-O

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.23% per
                                          annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization        $41,666,666.67
  Amount............................
  Class A Controlled Amortization        First day of the Due Period
  Date..............................      relating to the January 2002
                                          Distribution Date
  Monthly Servicing Fee.............
                                         2.00% (of which 1.25% is payable
                                          solely from Interchange
  Enhancement.......................      allocable to Series 1995-O)
                                         Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     February 2004 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

SERIES 1995-P

  Initial Principal Amount..........     $571,428,572 (including
                                          Collateral Interest)
  Class A Certificate Rate..........     LIBOR plus a spread of 0.18% per
                                          annum
  Scheduled Interest Payment Dates..     The fifteenth day of each month
                                          (or, if such day is not a
                                          business day, the next
                                          succeeding business day)
  Invested Percentage of Principal       Principal Amount at the end of
  Receivables.......................      the Revolving Period divided by
                                          the greater of Aggregate
                                          Principal Receivables or the sum
                                          of all numerators specified for
                                          all Series in respect of
                                          Principal Receivables
  Class A Controlled Amortization
  Amount............................
                                         $41,666,666.67
  Class A Controlled Amortization
  Date..............................     First day of the Due Period
                                          relating to the January 2000
                                          Distribution Date

  Monthly Servicing Fee.............     2.00% (of which 1.25% is payable
                                          solely from Interchange
                                          allocable to Series 1995-P)
  Enhancement.......................     Collateral Interest and Cash
                                          Collateral Account
  Initial Collateral Invested            $71,428,572
  Amount............................
  Initial Cash Collateral Amount....     $5,714,286
  Minimum First Chicago Interest         7% (or such lower percentage
  Percentage........................      acceptable to the Rating
                                          Agencies)
  Series Termination Date...........     February 2002 Distribution Date
  Repurchase Terms..................     Optional repurchase by the Seller
                                          on any Distribution Date on or
                                          after the Invested Amount is
                                          reduced to an amount less than
                                          or equal to $28,571,428

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE SELLER OR THE UNDERWRITERS. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT OR THE ACCOMPANYING PROSPECTUS NOR THE SALE HEREUNDER OR THEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF FCC NATIONAL BANK OR IN THE RECEIVABLES OR THE ACCOUNTS SINCE THE DATE HEREOF OR THEREOF OR THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE HEREIN OR THEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. NEITHER THIS PROSPECTUS SUPPLEMENT NOT THE ACCOMPANYING PROSPECTUS CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                               TABLE OF CONTENTS

                           PROSPECTUS SUPPLEMENT                            PAGE
                           ---------------------                            ----
Summary of Series Terms....................................................  S-3
Summary of Series Provisions...............................................  S-3
The Bank's Credit Card Portfolio........................................... S-14
The Accounts............................................................... S-17
The Seller................................................................. S-21
Maturity and Principal Payment Considerations.............................. S-22
Description of the Class A Certificates and the
 Agreement................................................................. S-23
Underwriting............................................................... S-38
Index of Terms for Prospectus Supplement................................... S-39
Annex I: Prior Issuances of Certificates...................................  A-1

                                 PROSPECTUS
                                 ----------
Prospectus Supplement.......................................................   2
Reports to Certificateholders...............................................   2
Available Information.......................................................   2
Incorporation of Certain Documents by Reference.............................   2
Prospectus Summary..........................................................   3
Risk Factors................................................................  15
The Bank's Credit Card Business.............................................  22
The Accounts................................................................  25
The Seller..................................................................  26
The Trust...................................................................  26
Use of Proceeds.............................................................  27
Maturity and Principal Payment Considerations...............................  27
Description of the Certificates and the Agreement...........................  27
Enhancement.................................................................  50
Certain Legal Aspects of the Receivables....................................  52
Tax Matters.................................................................  55
State and Local Taxation....................................................  60
ERISA Considerations........................................................  60
Plan of Distribution........................................................  62
Legal Matters...............................................................  62
Index of Terms for Prospectus...............................................  63
Annex I: Global Clearance, Settlement and Tax
 Documentation Procedures................................................... A-1

UNTIL         , 1996, ALL DEALERS EFFECTING TRANSACTIONS IN THE CLASS A
CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
$

FIRST CHICAGO
MASTER TRUST II

FLOATING RATE ASSET
BACKED CERTIFICATES

SERIES 1996-Q

FCC NATIONAL BANK
SELLER AND SERVICER


- --------------------------------
PROSPECTUS SUPPLEMENT
- --------------------------------



[UNDERWRITERS]


DATED           , 1996